UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2022

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)
G Class (AEIMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	11.74%	8.95%	10.47%	—	8/1/94
Russell 3000 Value Index	—	11.10%	10.16%	11.60%	—	—
S&P 500 Index	—	15.65%	15.98%	14.63%	—	—
I Class	ACIIX	11.83%	9.16%	10.70%	—	7/8/98
Y Class	AEIYX	12.10%	—	—	9.36%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		11.46%	8.69%	10.20%	—
With sales charge		5.02%	7.40%	9.55%	—
C Class	AEYIX	10.63%	7.88%	9.38%	—	7/13/01
R Class	AEURX	11.23%	8.43%	9.94%	—	8/29/03
R5 Class	AEIUX	11.84%	—	—	9.17%	4/10/17
R6 Class	AEUDX	12.10%	9.31%	—	10.08%	7/26/13
G Class	AEIMX	12.72%	—	—	10.47%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $27,092

Russell 3000 Value Index — $29,991

S&P 500 Index — $39,197

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.92%	0.72%	0.57%	1.17%	1.92%	1.42%	0.72%	0.57%	0.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Phil Davidson, Brian Woglom, Paul Howanitz, Kevin Toney and Michael Liss

Effective February 2022, Paul Howanitz was promoted to portfolio manager.

Performance Summary

Equity Income returned 11.74%* for the fiscal year ended March 31, 2022, outperforming the Russell 3000 Value Index, which returned 11.10%. The fund’s return reflects operating expenses, while the index’s return does not.

The information technology sector contributed to performance relative to the benchmark due to security selection. Security selection and an underweight in industrials also boosted performance. In contrast, security selection in the energy and financials sectors detracted.

Stock Selection in Information Technology and Industrials Contributed

Stock selection in the information technology sector, in the software industry in particular, benefited performance. Microsoft was a key contributor. Our avoidance of several benchmark names also aided returns.

Security selection in the industrials sector contributed to relative performance. An underweight to the machinery and industrial conglomerates industries was also a notable contributor to relative performance. Avoiding The Boeing Co. and our overweight position in Raytheon Technologies contributed to relative performance. Our limited exposure to companies in the communication services sector also benefited relative performance.

Elsewhere, Marsh & McLennan Cos. was a notable contributor. Following a difficult start to 2022, shares of this insurance broker bounced back in March, partially aided by a $5 billion increase to the company’s share repurchase authorization.

Energy and Financials Detracted

Security selection in the energy sector detracted from relative returns. Most energy stocks turned in strong performance as oil and gas prices rose. Our underweight position in Exxon Mobil and lack of exposure to several of the more leveraged energy names detracted from performance.

Our conservative security selection in financials led to relative underperformance in the sector. Our underweight to the common stocks of mega-cap banks along with exposure to fixed-to-floating preferred stocks within the banking industry hindered performance. A lack of exposure to the common stock of Berkshire Hathaway was a notable detractor. Berkshire’s shares recently outperformed after the company announced the acquisition of Alleghany, which many investors viewed as a positive usage of Berkshire’s cash.

Our position in consumer goods company Unilever detracted from performance. Sharply rising commodity prices and concerns with the Russia-Ukraine conflict drove investors’ fears that Unilever’s profitability may be pressured due to inflation in the company’s input costs.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation and relative yield does not reflect the quality and normal earnings power of the company. This has historically resulted in a higher-yielding, less volatile portfolio versus the benchmark. Our process is based on individual security selection, but broad themes have emerged.

At the end of the period, consumer staples, utilities and financials were the large overweights relative to the benchmark. We held significant underweights in real estate, consumer discretionary and communication services.

We remain overweight in the consumer staples sector. Because consumers deem these products necessities, the companies that make them are less sensitive to economic cycles. Historically, many consumer staples companies have traded at a premium, but our analysis has led us to select companies in the sector that we believe are trading at a discount to the overall market.

Similarly, we like the utilities sector due to its defensive nature. Many utilities companies offer compelling quality characteristics, lower volatility and relatively attractive dividends. We are finding attractive utilities from both a valuation and relative return perspective, particularly in gas utilities. Rising gas prices pressured the stocks last year, but successful resolution of extreme gas costs associated with winter storm Uri and mergers and acquisitions activity have benefited valuations.

We have identified many higher-quality companies in the financials sector that meet our investment criteria, particularly in the insurance, banking and capital markets industries. The U.S. Federal Reserve has begun raising short-term interest rates to unwind its highly accommodative policy over the last three years. This could provide tailwinds to our interest rate-sensitive holdings.

Finally, we believe there is less value in real estate and consumer discretionary. The extended valuation of real estate stocks has led to a continued underweight in the sector. Meanwhile, we generally seek attractively valued, higher-quality companies with sustainable business models, and stocks in the consumer discretionary sector fit that profile less frequently.

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	79.3%
Preferred Stocks	9.1%
Convertible Bonds	3.8%
Exchange-Traded Funds	2.9%
Convertible Preferred Stocks	1.8%
Corporate Bonds	0.2%
Short-Term Investments	3.7%
Other Assets and Liabilities	(0.8)%

Top Five Industries*	% of net assets
Banks	9.5%
Pharmaceuticals	7.2%
Health Care Equipment and Supplies	6.6%
Insurance	5.8%
Oil, Gas and Consumable Fuels	5.8%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,073.80	$4.96	0.96%
I Class	$1,000	$1,074.80	$3.93	0.76%
Y Class	$1,000	$1,076.60	$3.16	0.61%
A Class	$1,000	$1,072.50	$6.25	1.21%
C Class	$1,000	$1,069.60	$10.11	1.96%
R Class	$1,000	$1,071.50	$7.54	1.46%
R5 Class	$1,000	$1,074.90	$3.93	0.76%
R6 Class	$1,000	$1,075.50	$3.16	0.61%
G Class	$1,000	$1,078.50	$0.31	0.06%
Hypothetical
Investor Class	$1,000	$1,020.15	$4.84	0.96%
I Class	$1,000	$1,021.14	$3.83	0.76%
Y Class	$1,000	$1,021.89	$3.07	0.61%
A Class	$1,000	$1,018.90	$6.09	1.21%
C Class	$1,000	$1,015.16	$9.85	1.96%
R Class	$1,000	$1,017.65	$7.34	1.46%
R5 Class	$1,000	$1,021.14	$3.83	0.76%
R6 Class	$1,000	$1,021.89	$3.07	0.61%
G Class	$1,000	$1,024.63	$0.30	0.06%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2022

	Shares/ Principal Amount	Value
COMMON STOCKS — 79.3%
Aerospace and Defense — 2.1%
Raytheon Technologies Corp.	2,498,927	$247,568,698
Air Freight and Logistics — 0.2%
United Parcel Service, Inc., Class B	118,564	25,427,235
Auto Components — 0.3%
Bridgestone Corp.	998,000	38,738,136
Automobiles — 0.2%
Toyota Motor Corp.	1,599,200	28,846,362
Banks — 3.0%
Commerce Bancshares, Inc.	598,347	42,835,662
JPMorgan Chase & Co.	1,299,900	177,202,368
PNC Financial Services Group, Inc.	392,223	72,345,532
U.S. Bancorp	999,900	53,144,685
		345,528,247
Beverages — 2.0%
PepsiCo, Inc.	1,399,693	234,280,614
Capital Markets — 4.2%
Ameriprise Financial, Inc.	299,899	90,077,664
Bank of New York Mellon Corp.	2,998,408	148,810,989
BlackRock, Inc.	39,675	30,318,445
Northern Trust Corp.	1,098,032	127,865,826
T. Rowe Price Group, Inc.	599,387	90,621,320
		487,694,244
Chemicals — 3.1%
Akzo Nobel NV	999,910	85,914,551
Linde PLC	851,631	272,036,490
		357,951,041
Commercial Services and Supplies — 0.9%
Republic Services, Inc.	759,075	100,577,438
Communications Equipment — 2.1%
Cisco Systems, Inc.	4,398,877	245,281,382
Containers and Packaging — 1.3%
Amcor PLC	3,999,700	45,316,601
Packaging Corp. of America	699,221	109,155,390
		154,471,991
Diversified Telecommunication Services — 2.9%
Deutsche Telekom AG	1,999,800	37,244,521
Verizon Communications, Inc.	5,999,155	305,596,956
		342,841,477
Electric Utilities — 2.0%
Duke Energy Corp.	998,459	111,487,932
Evergy, Inc.	399,503	27,302,035
Eversource Energy	998,495	88,057,274
		226,847,241
Electrical Equipment — 3.5%
Emerson Electric Co.	2,699,490	264,684,994

	Shares/ Principal Amount	Value
Hubbell, Inc.	798,635	$146,765,154
		411,450,148
Electronic Equipment, Instruments and Components — 1.2%
Corning, Inc.	2,998,521	110,675,410
TE Connectivity Ltd.	207,800	27,217,644
		137,893,054
Energy Equipment and Services — 0.3%
Baker Hughes Co.	999,992	36,409,709
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	45,479	11,425,234
Equinix, Inc.	19,956	14,799,769
Welltower, Inc.	373,435	35,902,041
		62,127,044
Food and Staples Retailing — 3.0%
Koninklijke Ahold Delhaize NV	2,999,509	96,480,692
Walmart, Inc.	1,688,995	251,525,135
		348,005,827
Food Products — 3.8%
Hershey Co.	599,163	129,796,680
Mondelez International, Inc., Class A	2,299,296	144,349,803
Nestle SA	1,299,536	168,963,934
		443,110,417
Gas Utilities — 5.3%
Atmos Energy Corp.	1,498,102	179,008,208
ONE Gas, Inc.(1)	2,948,846	260,206,171
Spire, Inc.	2,499,896	179,392,537
		618,606,916
Health Care Equipment and Supplies — 5.3%
Becton Dickinson and Co.	349,522	92,972,852
Embecta Corp.	26,215	873,759
Medtronic PLC	4,729,004	524,682,994
		618,529,605
Health Care Providers and Services — 1.0%
Cardinal Health, Inc.	499,600	28,327,320
Quest Diagnostics, Inc.	245,217	33,560,399
UnitedHealth Group, Inc.	98,000	49,977,060
		111,864,779
Household Products — 2.4%
Colgate-Palmolive Co.	1,898,835	143,988,658
Henkel AG & Co. KGaA, Preference Shares	599,600	40,132,243
Procter & Gamble Co.	619,320	94,632,096
		278,752,997
Industrial Conglomerates — 0.1%
Siemens AG	99,900	13,832,879
Insurance — 5.5%
Aflac, Inc.	1,299,148	83,652,140
Allstate Corp.	399,507	55,335,714
Chubb Ltd.	773,082	165,362,240
Hartford Financial Services Group, Inc.	199,665	14,337,944
Marsh & McLennan Cos., Inc.	1,663,841	283,551,783
MetLife, Inc.	498,700	35,048,636
		637,288,457

	Shares/ Principal Amount	Value
IT Services — 2.0%
Automatic Data Processing, Inc.	999,905	$227,518,384
Machinery — 0.1%
PACCAR, Inc.	148,338	13,064,128
Media — 0.3%
Comcast Corp., Class A	698,700	32,713,134
Oil, Gas and Consumable Fuels — 5.8%
Chevron Corp.	799,783	130,228,666
Enterprise Products Partners LP	8,999,756	232,283,702
Exxon Mobil Corp.	2,398,500	198,092,115
TotalEnergies SE(2)	2,199,317	111,284,382
		671,888,865
Personal Products — 1.6%
Unilever PLC	4,098,914	185,255,333
Pharmaceuticals — 7.2%
Johnson & Johnson	2,999,739	531,643,743
Merck & Co., Inc.	498,300	40,885,515
Roche Holding AG	675,062	267,096,179
		839,625,437
Road and Rail — 1.4%
Norfolk Southern Corp.	559,919	159,700,097
Semiconductors and Semiconductor Equipment — 1.2%
Texas Instruments, Inc.	771,013	141,465,465
Software — 2.8%
Microsoft Corp.	898,906	277,141,709
Oracle Corp. (New York)	627,745	51,933,344
		329,075,053
Thrifts and Mortgage Finance — 0.7%
Capitol Federal Financial, Inc.(1)	7,914,186	86,106,344
TOTAL COMMON STOCKS (Cost $6,499,078,342)		9,240,338,178
PREFERRED STOCKS — 9.1%
Banks — 6.0%
Bank of America Corp., 4.30%	29,992,000	28,529,890
Bank of America Corp., 5.875%	102,202,000	103,331,332
Citigroup, Inc., 5.95%(2)	68,062,000	68,953,612
JPMorgan Chase & Co., 3.77%	82,210,000	82,210,596
JPMorgan Chase & Co., 4.60%	89,013,000	86,008,811
JPMorgan Chase & Co., 5.00%	161,224,000	160,788,695
U.S. Bancorp, 5.30%	137,380,000	135,811,120
Wells Fargo & Co., 3.90%	39,511,000	37,897,964
		703,532,020
Capital Markets — 1.3%
Bank of New York Mellon Corp., 4.70%	9,871,000	10,132,582
Charles Schwab Corp., 5.00%	6,681,000	6,460,527
Charles Schwab Corp., 5.375%	34,310,000	35,510,850
Charles Schwab Corp., Series I, 4.00%	99,959,000	95,835,691
		147,939,650
Electric Utilities — 0.9%
Duke Energy Corp., 4.875%	102,852,000	104,202,448
Insurance — 0.3%
Progressive Corp., 5.375%	40,146,000	39,363,153

	Shares/ Principal Amount	Value
Multi-Utilities — 0.6%
Dominion Energy, Inc., 4.65%	69,238,000	$68,891,810
TOTAL PREFERRED STOCKS (Cost $1,082,106,667)		1,063,929,081
CONVERTIBLE BONDS — 3.8%
Airlines — 0.1%
Southwest Airlines Co., 1.25%, 5/1/25	$10,952,000	14,902,934
Diversified Financial Services — 1.5%
Credit Suisse AG, (convertible into Berkshire Hathaway, Inc., Class B), 1.15%, 6/28/22(3)(4)	119,800	34,610,601
Goldman Sachs International, (convertible into Stanley Black & Decker, Inc), 8.50%, 9/30/22(3)(4)	208,300	28,800,599
JPMorgan Chase Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 0.21%, 5/24/22(3)(4)	92,900	26,688,663
JPMorgan Chase Bank N.A., (convertible into Berkshire Hathaway, Inc., Class B), 0.90%, 7/19/22(3)(4)	56,600	17,684,956
Royal Bank of Canada, (convertible into Berkshire Hathaway, Inc., Class B), 0.52%, 6/1/22(3)(4)	79,800	23,124,398
UBS AG, (convertible into Berkshire Hathaway, Class B), 1.10%, 9/9/22(3)(4)	122,200	38,998,329
		169,907,546
Electrical Equipment — 0.2%
Royal Bank of Canada, (convertible into Emerson Electric Co.), 3.51%, 4/19/22(3)(4)	275,000	25,917,108
Hotels, Restaurants and Leisure — 0.6%
Cracker Barrel Old Country Store, Inc., 0.625%, 6/15/26(4)	74,969,000	68,784,058
Metals and Mining — 0.2%
Credit Suisse AG, (convertible into Freeport-McMoRan Inc.), 20.50%, 7/29/22(3)(4)	655,800	26,408,289
Semiconductors and Semiconductor Equipment — 0.9%
Microchip Technology, Inc., 0.125%, 11/15/24(2)	89,993,000	102,552,248
Specialty Retail — 0.3%
Merrill Lynch International & Co. CV, (convertible into Advanced Auto Parts, Inc.), 7.00%, 8/18/22(3)(4)	175,000	37,750,655
TOTAL CONVERTIBLE BONDS (Cost $442,036,158)		446,222,838
EXCHANGE-TRADED FUNDS — 2.9%
iShares Russell 1000 Value ETF (Cost $307,630,373)	1,998,848	331,768,791
CONVERTIBLE PREFERRED STOCKS — 1.8%
Banks — 0.5%
Bank of America Corp., 7.25%	44,900	59,034,520
Health Care Equipment and Supplies — 1.3%
Becton Dickinson and Co., 6.00%, 6/1/23(2)	2,799,928	147,892,197
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $208,951,801)		206,926,717
CORPORATE BONDS — 0.2%
Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., VRN, 5.65%, 5/1/79 (Cost $19,805,875)	$19,778,000	20,330,396
SHORT-TERM INVESTMENTS — 3.7%
Discount Notes — 1.5%
Federal Home Loan Bank Discount Notes, 0.09%, 4/1/22(5)	171,000,000	171,000,000
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	36,376,016	36,376,016

	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(6)	110,879,722	$110,879,722
		147,255,738
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $10,137,173), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $9,936,600)		9,936,528
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375% - 3.125%, 11/15/41 - 2/15/42, valued at $ 101,356,552), at 0.25%, dated 3/31/21, due 4/1/22 (Delivery value $99,369,690)		99,369,000
		109,305,528
TOTAL SHORT-TERM INVESTMENTS (Cost $427,561,266)		427,561,266
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $8,987,170,482)		11,737,077,267
OTHER ASSETS AND LIABILITIES — (0.8)%		(90,697,938)
TOTAL NET ASSETS — 100.0%		$11,646,379,329

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Kimberly-Clark Corp.	807	Put	$115.00	4/14/22	$9,939,012	$(60,856)	$(16,140)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	369,941,253	CHF	343,666,176	Morgan Stanley	6/30/22	$(3,391,561)
USD	485,240,179	EUR	438,934,757	JPMorgan Chase Bank N.A.	6/30/22	(2,009,795)
USD	2,226,627	JPY	270,351,680	Bank of America N.A.	6/30/22	469
USD	1,821,063	JPY	220,966,340	Bank of America N.A.	6/30/22	1,559
USD	54,549,989	JPY	6,564,873,000	Bank of America N.A.	6/30/22	492,820
						$(4,906,508)

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $110,403,358. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Equity-linked debt security. The aggregated value of these securities at the period end was $259,983,598, which represented 2.2% of total net assets.
(4)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $328,767,656, which represented 2.8% of total net assets.
(5)The rate indicated is the yield to maturity at purchase.
(6)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $113,340,658, which includes securities collateral of $2,460,936.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities - unaffiliated, at value (cost of $8,650,057,058) — including $110,403,358 of securities on loan	$11,279,885,030
Investment securities - affiliated, at value (cost of $226,233,702)	346,312,515
Investment made with cash collateral received for securities on loan, at value (cost of $110,879,722)	110,879,722
Total investment securities, at value (cost of $8,987,170,482)	11,737,077,267
Deposits with broker for options contracts	2,784,154
Receivable for investments sold	3,947,340
Receivable for capital shares sold	4,400,569
Unrealized appreciation on forward foreign currency exchange contracts	494,848
Dividends and interest receivable	32,592,516
Securities lending receivable	43,795
11,781,340,489

Liabilities
Written options, at value (premiums received $60,856)	16,140
Payable for collateral received for securities on loan	110,879,722
Payable for investments purchased	1,172,295
Payable for capital shares redeemed	8,266,931
Unrealized depreciation on forward foreign currency exchange contracts	5,401,356
Accrued management fees	7,609,921
Distribution and service fees payable	428,119
Accrued other expenses	1,186,676
134,961,160

Net Assets	$11,646,379,329

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,578,940,654
Distributable earnings	3,067,438,675
$11,646,379,329

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,191,544,325	425,095,112	$9.86
I Class, $0.01 Par Value	$4,912,267,144	497,500,572	$9.87
Y Class, $0.01 Par Value	$276,001,115	27,919,324	$9.89
A Class, $0.01 Par Value	$858,437,399	87,068,829	$9.86*
C Class, $0.01 Par Value	$272,763,687	27,669,925	$9.86
R Class, $0.01 Par Value	$47,838,788	4,873,470	$9.82
R5 Class, $0.01 Par Value	$66,131,268	6,704,886	$9.86
R6 Class, $0.01 Par Value	$1,021,389,083	103,333,184	$9.88
G Class, $0.01 Par Value	$6,520	659	$9.89
*Maximum offering price $10.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Dividends (including $14,885,841 from affiliates and net of foreign taxes withheld of $3,971,633)	$275,658,205
Interest	55,492,866
Securities lending, net	329,819
331,480,890

Expenses:
Management fees	93,398,800
Distribution and service fees:
A Class	2,199,862
C Class	2,917,607
R Class	259,268
Directors' fees and expenses	289,214
Other expenses	3,479,517
102,544,268
Fees waived - G Class	(34)
102,544,234

Net investment income (loss)	228,936,656

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,965,873 from affiliates) (Note 4)	899,312,534
Forward foreign currency exchange contract transactions	57,606,643
Written options contract transactions	3,252,531
Foreign currency translation transactions	(105,069)
960,066,639

Change in net unrealized appreciation (depreciation) on:
Investments (including $14,542,416 from affiliates)	176,017,743
Forward foreign currency exchange contracts	(22,423,713)
Written options contracts	(3,792)
Translation of assets and liabilities in foreign currencies	(14,207)
153,576,031

Net realized and unrealized gain (loss)	1,113,642,670

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,342,579,326

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$228,936,656	$245,864,202
Net realized gain (loss)	960,066,639	401,852,680
Change in net unrealized appreciation (depreciation)	153,576,031	2,734,453,371
Net increase (decrease) in net assets resulting from operations	1,342,579,326	3,382,170,253

Distributions to Shareholders
From earnings:
Investor Class	(282,936,433)	(89,824,916)
I Class	(351,310,719)	(116,672,660)
Y Class	(19,904,820)	(6,594,058)
A Class	(56,093,134)	(14,576,470)
C Class	(16,328,252)	(4,417,051)
R Class	(3,104,626)	(1,002,485)
R5 Class	(4,527,186)	(1,336,997)
R6 Class	(73,621,920)	(24,137,281)
G Class	(476)	(160)
Decrease in net assets from distributions	(807,827,566)	(258,562,078)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(881,461,208)	(1,141,632,398)

Net increase (decrease) in net assets	(346,709,448)	1,981,975,777

Net Assets
Beginning of period	11,993,088,777	10,011,113,000
End of period	$11,646,379,329	$11,993,088,777

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds,

may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$17,248,452	—	—	—	$17,248,452
Convertible Bonds	45,787,753	—	—	—	45,787,753
Convertible Preferred Stocks	41,148,231	—	—	—	41,148,231
Preferred Stocks	6,695,286	—	—	—	6,695,286
Total Borrowings	$110,879,722	—	—	—	$110,879,722
Gross amount of recognized liabilities for securities lending transactions					$110,879,722
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.90%
I Class	0.60% to 0.80%	0.70%
Y Class	0.45% to 0.65%	0.55%
A Class	0.80% to 1.00%	0.90%
C Class	0.80% to 1.00%	0.90%
R Class	0.80% to 1.00%	0.90%
R5 Class	0.60% to 0.80%	0.70%
R6 Class	0.45% to 0.65%	0.55%
G Class	0.45% to 0.65%	0.00%(1)
(1)Effective annual management fee before waiver was 0.55%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.03% for the period ended March 31, 2022.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,599,640 and $4,677,547, respectively. The effect of interfund transactions on the Statement of Operations was $794,278 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2022 were $2,741,770,557 and $3,927,450,435, respectively.

For the period ended March 31, 2022, the fund incurred net realized gains of $42,264,917 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,600,000,000		3,600,000,000
Sold	33,470,395	$329,446,877	66,931,155	$558,165,028
Issued in reinvestment of distributions	28,470,849	275,292,827	10,296,106	86,745,797
Redeemed	(82,385,577)	(814,231,066)	(144,331,250)	(1,220,193,872)
	(20,444,333)	(209,491,362)	(67,103,989)	(575,283,047)
I Class/Shares Authorized	3,850,000,000		3,850,000,000
Sold	83,497,773	824,814,991	161,889,860	1,356,311,143
Issued in reinvestment of distributions	34,687,065	335,831,117	13,122,030	110,995,416
Redeemed	(166,604,042)	(1,645,207,735)	(210,474,171)	(1,780,200,380)
	(48,419,204)	(484,561,627)	(35,462,281)	(312,893,821)
Y Class/Shares Authorized	200,000,000		200,000,000
Sold	3,006,421	29,772,413	6,952,418	58,596,972
Issued in reinvestment of distributions	1,970,619	19,101,347	748,529	6,345,832
Redeemed	(6,777,802)	(66,943,223)	(9,109,803)	(76,780,263)
	(1,800,762)	(18,069,463)	(1,408,856)	(11,837,459)
A Class/Shares Authorized	720,000,000		720,000,000
Sold	10,243,100	100,942,790	27,235,924	231,711,362
Issued in reinvestment of distributions	5,416,057	52,355,264	1,610,153	13,580,326
Redeemed	(20,543,107)	(203,100,842)	(34,722,510)	(285,333,015)
	(4,883,950)	(49,802,788)	(5,876,433)	(40,041,327)
C Class/Shares Authorized	275,000,000		275,000,000
Sold	2,059,118	20,283,318	3,214,897	26,939,727
Issued in reinvestment of distributions	1,614,770	15,594,055	494,459	4,109,198
Redeemed	(8,087,187)	(79,697,877)	(26,853,941)	(228,095,966)
	(4,413,299)	(43,820,504)	(23,144,585)	(197,047,041)
R Class/Shares Authorized	70,000,000		70,000,000
Sold	660,105	6,445,056	950,355	8,012,700
Issued in reinvestment of distributions	322,570	3,104,583	116,317	968,783
Redeemed	(2,167,923)	(21,239,748)	(2,938,398)	(24,840,585)
	(1,185,248)	(11,690,109)	(1,871,726)	(15,859,102)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	922,859	9,138,075	7,141,230	57,602,916
Issued in reinvestment of distributions	468,144	4,527,186	157,987	1,336,997
Redeemed	(1,307,541)	(12,993,195)	(805,398)	(6,991,331)
	83,462	672,066	6,493,819	51,948,582
R6 Class/Shares Authorized	800,000,000		800,000,000
Sold	24,925,775	245,778,944	25,998,150	221,466,928
Issued in reinvestment of distributions	7,593,972	73,609,160	2,848,378	24,137,221
Redeemed	(39,033,573)	(384,086,001)	(33,581,581)	(286,223,492)
	(6,513,826)	(64,697,897)	(4,735,053)	(40,619,343)
G Class/Shares Authorized	20,000,000		65,000,000
Issued in reinvestment of distributions	49	476	19	160
Net increase (decrease)	(87,577,111)	$(881,461,208)	(133,109,085)	$(1,141,632,398)

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2022 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$105,799	—	$737	$(18,956)	$86,106	7,914	$239	$7,598
ONE Gas, Inc.	238,361	$2,687	14,340	33,498	260,206	2,949	1,727	7,288
	$344,160	$2,687	$15,077	$14,542	$346,312	10,863	$1,966	$14,886

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Auto Components	—	$38,738,136	—
Automobiles	—	28,846,362	—
Chemicals	$272,036,490	85,914,551	—
Diversified Telecommunication Services	305,596,956	37,244,521	—
Food and Staples Retailing	251,525,135	96,480,692	—
Food Products	274,146,483	168,963,934	—
Household Products	238,620,754	40,132,243	—
Industrial Conglomerates	—	13,832,879	—
Oil, Gas and Consumable Fuels	560,604,483	111,284,382	—
Personal Products	—	185,255,333	—
Pharmaceuticals	572,529,258	267,096,179	—
Other Industries	5,691,489,407	—	—
Preferred Stocks	—	1,063,929,081	—
Convertible Bonds	—	446,222,838	—
Exchange-Traded Funds	331,768,791	—	—
Convertible Preferred Stocks	147,892,197	59,034,520	—
Corporate Bonds	—	20,330,396	—
Short-Term Investments	147,255,738	280,305,528	—
	$8,793,465,692	$2,943,611,575	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$494,848	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,401,356	—
Written Options Contracts	$16,140	—	—
	$16,140	$5,401,356	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 2,312 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,156,848,524.

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$16,140
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$494,848	Unrealized depreciation on forward foreign currency exchange contracts	5,401,356
		$494,848		$5,417,496

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$3,252,531	Change in net unrealized appreciation (depreciation) on written options contracts	$(3,792)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	57,606,643	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(22,423,713)
		$60,859,174		$(22,427,505)

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$349,809,542	$258,562,078
Long-term capital gains	$458,018,024	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,996,830,055
Gross tax appreciation of investments	$2,865,255,857
Gross tax depreciation of investments	(125,008,645)
Net tax appreciation (depreciation) of investments	2,740,247,212
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	187,016
Net tax appreciation (depreciation)	$2,740,434,228
Undistributed ordinary income	$78,220,514
Accumulated long-term gains	$248,783,933

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and the timing and recognition of partnership income.
28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.45	0.18	0.91	1.09	(0.19)	(0.49)	(0.68)	$9.86	11.74%	0.93%	0.93%	1.83%	1.83%	24%	$4,191,544
2021	$7.14	0.17	2.33	2.50	(0.19)	—	(0.19)	$9.45	35.30%	0.91%	0.91%	2.10%	2.10%	52%	$4,211,554
2020	$8.69	0.18	(1.07)	(0.89)	(0.19)	(0.47)	(0.66)	$7.14	(11.81)%	0.91%	0.91%	2.07%	2.07%	85%	$3,660,808
2019	$8.60	0.18	0.56	0.74	(0.18)	(0.47)	(0.65)	$8.69	9.07%	0.91%	0.91%	2.13%	2.13%	80%	$6,081,355
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	0.91%	1.86%	1.86%	75%	$6,496,269
I Class
2022	$9.47	0.20	0.90	1.10	(0.21)	(0.49)	(0.70)	$9.87	11.83%	0.73%	0.73%	2.03%	2.03%	24%	$4,912,267
2021	$7.15	0.20	2.32	2.52	(0.20)	—	(0.20)	$9.47	35.67%	0.71%	0.71%	2.30%	2.30%	52%	$5,167,202
2020	$8.70	0.21	(1.08)	(0.87)	(0.21)	(0.47)	(0.68)	$7.15	(11.62)%	0.71%	0.71%	2.27%	2.27%	85%	$4,157,382
2019	$8.61	0.20	0.56	0.76	(0.20)	(0.47)	(0.67)	$8.70	9.27%	0.71%	0.71%	2.33%	2.33%	80%	$2,826,256
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	0.71%	2.06%	2.06%	75%	$2,621,898

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$9.48	0.22	0.90	1.12	(0.22)	(0.49)	(0.71)	$9.89	12.10%	0.58%	0.58%	2.18%	2.18%	24%	$276,001
2021	$7.16	0.21	2.33	2.54	(0.22)	—	(0.22)	$9.48	35.83%	0.56%	0.56%	2.45%	2.45%	52%	$281,614
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$222,844
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$230,773
2018(3)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(4)	0.56%(4)	2.25%(4)	2.25%(4)	75%(5)	$216,014
A Class
2022	$9.45	0.16	0.90	1.06	(0.16)	(0.49)	(0.65)	$9.86	11.46%	1.18%	1.18%	1.58%	1.58%	24%	$858,437
2021	$7.14	0.16	2.31	2.47	(0.16)	—	(0.16)	$9.45	34.95%	1.16%	1.16%	1.85%	1.85%	52%	$869,137
2020	$8.69	0.16	(1.07)	(0.91)	(0.17)	(0.47)	(0.64)	$7.14	(12.02)%	1.16%	1.16%	1.82%	1.82%	85%	$698,473
2019	$8.60	0.16	0.56	0.72	(0.16)	(0.47)	(0.63)	$8.69	8.80%	1.16%	1.16%	1.88%	1.88%	80%	$850,117
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.16%	1.61%	1.61%	75%	$931,567
C Class
2022	$9.45	0.08	0.91	0.99	(0.09)	(0.49)	(0.58)	$9.86	10.63%	1.93%	1.93%	0.83%	0.83%	24%	$272,764
2021	$7.14	0.09	2.32	2.41	(0.10)	—	(0.10)	$9.45	33.90%	1.91%	1.91%	1.10%	1.10%	52%	$303,205
2020	$8.69	0.10	(1.08)	(0.98)	(0.10)	(0.47)	(0.57)	$7.14	(12.66)%	1.91%	1.91%	1.07%	1.07%	85%	$394,129
2019	$8.60	0.10	0.55	0.65	(0.09)	(0.47)	(0.56)	$8.69	8.00%	1.91%	1.91%	1.13%	1.13%	80%	$538,726
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	1.91%	0.86%	0.86%	75%	$627,651

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$9.41	0.13	0.91	1.04	(0.14)	(0.49)	(0.63)	$9.82	11.23%	1.43%	1.43%	1.33%	1.33%	24%	$47,839
2021	$7.11	0.14	2.30	2.44	(0.14)	—	(0.14)	$9.41	34.60%	1.41%	1.41%	1.60%	1.60%	52%	$57,032
2020	$8.66	0.14	(1.07)	(0.93)	(0.15)	(0.47)	(0.62)	$7.11	(12.28)%	1.41%	1.41%	1.57%	1.57%	85%	$56,388
2019	$8.57	0.14	0.56	0.70	(0.14)	(0.47)	(0.61)	$8.66	8.57%	1.41%	1.41%	1.63%	1.63%	80%	$88,499
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.41%	1.36%	1.36%	75%	$93,154
R5 Class
2022	$9.46	0.20	0.90	1.10	(0.21)	(0.49)	(0.70)	$9.86	11.84%	0.73%	0.73%	2.03%	2.03%	24%	$66,131
2021	$7.14	0.19	2.33	2.52	(0.20)	—	(0.20)	$9.46	35.72%	0.71%	0.71%	2.30%	2.30%	52%	$62,610
2020	$8.70	0.21	(1.09)	(0.88)	(0.21)	(0.47)	(0.68)	$7.14	(11.74)%	0.71%	0.71%	2.27%	2.27%	85%	$912
2019	$8.60	0.20	0.57	0.77	(0.20)	(0.47)	(0.67)	$8.70	9.41%	0.71%	0.71%	2.33%	2.33%	80%	$892
2018(3)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(4)	0.71%(4)	2.51%(4)	2.51%(4)	75%(5)	$653
R6 Class
2022	$9.47	0.22	0.90	1.12	(0.22)	(0.49)	(0.71)	$9.88	12.10%	0.58%	0.58%	2.18%	2.18%	24%	$1,021,389
2021	$7.16	0.21	2.32	2.53	(0.22)	—	(0.22)	$9.47	35.68%	0.56%	0.56%	2.45%	2.45%	52%	$1,040,730
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$820,173
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$796,417
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	0.56%	2.21%	2.21%	75%	$691,393

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$9.48	0.26	0.92	1.18	(0.28)	(0.49)	(0.77)	$9.89	12.72%	0.03%	0.58%	2.73%	2.18%	24%	$7
2021	$7.16	0.27	2.32	2.59	(0.27)	—	(0.27)	$9.48	36.61%	0.00%(6)	0.56%	3.01%	2.45%	52%	$6
2020(7)	$9.06	0.18	(1.43)	(1.25)	(0.18)	(0.47)	(0.65)	$7.16	(15.32)%	0.00%(4)(6)	0.56%(4)	3.02%(4)	2.46%(4)	85%(8)	$4

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Ratio was less than 0.005%.
(7)August 1, 2019 (commencement of sale) through March 31, 2020.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2020.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Income Fund of the American Century Capital Portfolios, Inc. as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
33

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	68	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	68	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	68	None
34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	68	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	68	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

36

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2022.

For corporate taxpayers, the fund hereby designates $202,940,182, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $122,631,497 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $483,213,591, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $42,867,314 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 2205

Annual Report

March 31, 2022

Focused Large Cap Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)
G Class (ACFLX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	11.82%	9.13%	10.73%	—	7/30/99
Russell 1000 Value Index	—	11.67%	10.28%	11.69%	—	—
S&P 500 Index	—	15.65%	15.98%	14.63%	—	—
I Class	ALVSX	12.03%	9.34%	10.94%	—	8/10/01
A Class	ALPAX				—	10/26/00
No sales charge		11.44%	8.84%	10.44%	—
With sales charge		5.03%	7.57%	9.79%	—
C Class	ALPCX	10.69%	8.05%	9.63%	—	11/7/01
R Class	ALVRX	11.24%	8.58%	10.16%	—	8/29/03
R5 Class	ALVGX	12.01%	—	—	9.43%	4/10/17
R6 Class	ALVDX	12.10%	9.49%	—	9.62%	7/26/13
G Class	ACFLX	—	—	—	3.38%	3/15/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $27,718

Russell 1000 Value Index — $30,235

S&P 500 Index — $39,197

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.83%	0.63%	1.08%	1.83%	1.33%	0.63%	0.48%	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Brian Woglom, Adam Krenn, Kevin Toney, Phil Davidson, Michael Liss and Philip Sundell

Performance Summary

Focused Large Cap Value returned 11.82%* for the fiscal year ended March 31, 2022, compared with the 11.67% return of its benchmark, the Russell 1000 Value Index.

After advancing for most of the fiscal year, broad U.S. equity markets encountered sharp volatility late in the period due to inflation concerns, rising interest rates and mounting geopolitical uncertainties. Focused Large Cap Value advanced during the fiscal year and outperformed its benchmark, the Russell 1000 Value Index. Stock selection in the information technology and industrials sectors contributed to relative performance. Selection in consumer staples and energy detracted from relative results.

Stock Selection in Information Technology and Industrials Contributed

Stock selection in the information technology sector benefited performance. Our avoidance of several benchmark names in the IT services and semiconductors and semiconductor equipment industries, along with a position in software company Oracle, contributed to returns. We exited our position in Oracle as the risk/reward profile became less attractive.

Stock selection in the industrials sector contributed to relative performance. A lack of exposure to the machinery industry and an overweight in the commercial services and supplies industry relative to the benchmark were also positive. Shares of Raytheon Technologies outperformed as the aerospace and defense conglomerate reported strong earnings across all segments.

Cerner contributed. Shares of this health care information technology stock climbed sharply in the fourth quarter of 2021 following an all-cash acquisition offer from Oracle. We have long thought Cerner was a high-quality asset and would make an attractive takeover for many of the large technology companies trying to further their penetration into the health care space. We exited our position on outperformance.

Stock Selection in Consumer Staples and Energy Detracted

Stock selection in the consumer staples sector weighed on relative performance. An overweight in the personal products industry also limited returns. Our position in Unilever detracted as shares of the consumer goods company were pressured by higher commodity prices and rising input costs.

Security selection in the energy sector negatively impacted performance. Most energy stocks turned in strong performance as oil and gas prices rose. Therefore, our underweight position in Exxon Mobil and lack of exposure to several of the benchmark’s energy names weighed on results.

Siemens detracted. Shares of this industrial conglomerate underperformed, due in part to supply chain disruptions and persistent inflationary cost pressures that we believe are transitory. According to our analysis, Siemens continues to offer strong fundamentals and an attractive risk/reward profile.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

The portfolio is overweight in the health care sector. We believe long-term demographic trends support demand for companies in the health care sector. Furthermore, through our bottom-up process, we have found companies that we think are higher-quality with attractive risk/reward profiles.

The portfolio remains overweight also in the consumer staples sector. We’re finding opportunities among companies that make the products consumers depend on every day, regardless of economic conditions or their personal financial situations. Businesses in this sector make and sell food, beverages and household products. Because consumers deem these products necessities, the companies that make them are less sensitive to economic cycles. Historically, many consumer staples companies have traded at a premium. However, our analysis has led us to select companies in the sector that we believe are trading at a discount to the overall market.

We ended the reporting period with limited exposure to the consumer discretionary and real estate sectors. It has been difficult for us to find consumer discretionary companies that we believe to be higher-quality and have sustainable business models. Within real estate, we believe many equities are overvalued. Furthermore, COVID-19 has elevated the risks in commercial real estate, and rising interest rates tend to decrease the value of properties and increase borrowing costs.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Short-Term Investments	2.6%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Health Care Equipment and Supplies	10.7%
Insurance	9.9%
Pharmaceuticals	9.7%
Oil, Gas and Consumable Fuels	6.2%
Banks	5.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,079.00	$4.30	0.83%
I Class	$1,000	$1,080.00	$3.27	0.63%
A Class	$1,000	$1,076.60	$5.59	1.08%
C Class	$1,000	$1,073.50	$9.46	1.83%
R Class	$1,000	$1,076.10	$6.88	1.33%
R5 Class	$1,000	$1,078.90	$3.27	0.63%
R6 Class	$1,000	$1,079.80	$2.49	0.48%
G Class	$1,000	$1,033.80	$0.00(2)	0.00%(3)
Hypothetical
Investor Class	$1,000	$1,020.79	$4.18	0.83%
I Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,019.55	$5.44	1.08%
C Class	$1,000	$1,015.81	$9.20	1.83%
R Class	$1,000	$1,018.30	$6.69	1.33%
R5 Class	$1,000	$1,021.79	$3.18	0.63%
R6 Class	$1,000	$1,022.54	$2.42	0.48%
G Class	$1,000	$1,024.93	$0.00	0.00%(3)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 17, the number of days in the period from March 15, 2022 (commencement of sale) through March 31, 2022, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(3)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

MARCH 31, 2022

	Shares	Value
COMMON STOCKS — 97.2%
Aerospace and Defense — 2.5%
Raytheon Technologies Corp.	917,625	$90,909,109
Airlines — 1.7%
Southwest Airlines Co.(1)	1,314,732	60,214,726
Banks — 5.3%
JPMorgan Chase & Co.	902,129	122,978,225
Truist Financial Corp.	1,230,304	69,758,237
		192,736,462
Beverages — 1.2%
PepsiCo, Inc.	253,398	42,413,757
Capital Markets — 3.7%
Bank of New York Mellon Corp.	1,834,731	91,057,699
BlackRock, Inc.	53,574	40,939,644
		131,997,343
Communications Equipment — 4.9%
Cisco Systems, Inc.	1,996,769	111,339,840
F5, Inc.(1)	317,792	66,402,638
		177,742,478
Containers and Packaging — 1.6%
Sonoco Products Co.	923,485	57,773,222
Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(1)	256,406	90,488,241
Diversified Telecommunication Services — 3.8%
Verizon Communications, Inc.	2,691,232	137,091,358
Electric Utilities — 3.4%
Duke Energy Corp.	618,125	69,019,837
Pinnacle West Capital Corp.	703,549	54,947,177
		123,967,014
Electrical Equipment — 2.0%
Emerson Electric Co.	735,723	72,137,640
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	216,239	54,323,562
Food and Staples Retailing — 1.7%
Walmart, Inc.	408,186	60,787,059
Food Products — 4.1%
Conagra Brands, Inc.	2,505,562	84,111,716
Mondelez International, Inc., Class A	1,035,832	65,029,533
		149,141,249
Gas Utilities — 2.9%
Atmos Energy Corp.	885,394	105,795,729
Health Care Equipment and Supplies — 10.7%
Becton Dickinson and Co.	294,348	78,296,568
Medtronic PLC	1,677,148	186,079,570
Zimmer Biomet Holdings, Inc.	963,112	123,182,025
		387,558,163
Health Care Providers and Services — 4.4%
Henry Schein, Inc.(1)	672,250	58,613,478
Humana, Inc.	97,390	42,381,206
10

	Shares/Principal Amount	Value
UnitedHealth Group, Inc.	116,870	$59,600,194
		160,594,878
Hotels, Restaurants and Leisure — 1.4%
Sodexo SA	620,341	50,480,806
Household Products — 3.3%
Colgate-Palmolive Co.	559,689	42,441,217
Kimberly-Clark Corp.	623,874	76,836,322
		119,277,539
Industrial Conglomerates — 1.8%
Siemens AG	481,889	66,725,846
Insurance — 9.9%
Aflac, Inc.	683,852	44,033,230
Allstate Corp.	881,904	122,152,523
Chubb Ltd.	186,400	39,870,960
Marsh & McLennan Cos., Inc.	340,944	58,103,677
Reinsurance Group of America, Inc.	846,604	92,669,274
		356,829,664
Oil, Gas and Consumable Fuels — 6.2%
Chevron Corp.	209,849	34,169,713
Exxon Mobil Corp.	963,930	79,610,979
TotalEnergies SE, ADR	2,149,038	108,612,380
		222,393,072
Personal Products — 4.1%
Unilever PLC, ADR	3,248,194	148,020,201
Pharmaceuticals — 9.7%
Johnson & Johnson	1,088,214	192,864,167
Merck & Co., Inc.	994,533	81,601,433
Roche Holding AG	190,673	75,442,003
		349,907,603
Semiconductors and Semiconductor Equipment — 1.1%
Texas Instruments, Inc.	218,663	40,120,287
Software — 1.8%
Open Text Corp.	1,506,694	63,883,826
TOTAL COMMON STOCKS (Cost $2,970,409,135)		3,513,310,834
SHORT-TERM INVESTMENTS — 2.6%
Discount Notes — 0.8%
Federal Home Loan Bank Discount Notes, 0.10%, 4/1/22(2)	$30,000,000	30,000,000
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,651,905	15,651,905
Repurchase Agreements — 1.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $4,472,926), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $4,384,425)		4,384,394
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 2/15/42, valued at $44,721,960), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $43,845,304)		43,845,000
		48,229,394
TOTAL SHORT-TERM INVESTMENTS (Cost $93,881,299)		93,881,299
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $3,064,290,434)		3,607,192,133
OTHER ASSETS AND LIABILITIES — 0.2%		7,143,050
TOTAL NET ASSETS — 100.0%		$3,614,335,183
11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	729,361	USD	786,761	Morgan Stanley	6/30/22	$5,562
CHF	1,764,237	USD	1,918,508	Morgan Stanley	6/30/22	(1,976)
USD	16,451,193	CHF	15,282,747	Morgan Stanley	6/30/22	(150,822)
USD	51,176,439	CHF	47,623,208	Morgan Stanley	6/30/22	(557,795)
USD	45,914,999	EUR	41,533,430	JPMorgan Chase Bank N.A.	6/30/22	(190,173)
USD	147,141,557	EUR	133,392,764	JPMorgan Chase Bank N.A.	6/30/22	(934,256)
USD	29,125,917	GBP	21,994,274	Bank of America N.A.	6/30/22	241,180
USD	94,200,987	GBP	71,988,008	Bank of America N.A.	6/30/22	(339,743)
USD	4,607,238	GBP	3,509,412	Bank of America N.A.	6/30/22	(1,618)
						$(1,929,641)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
(1)Non-income producing.
(2)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $3,064,290,434)	$3,607,192,133
Cash	667,176
Receivable for investments sold	21,914,819
Receivable for capital shares sold	117,321
Unrealized appreciation on forward foreign currency exchange contracts	246,742
Dividends and interest receivable	7,853,459
3,637,991,650

Liabilities
Payable for investments purchased	11,007,981
Payable for capital shares redeemed	9,926,259
Unrealized depreciation on forward foreign currency exchange contracts	2,176,383
Accrued management fees	535,786
Distribution and service fees payable	10,058
23,656,467

Net Assets	$3,614,335,183

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,096,086,315
Distributable earnings	518,248,868
$3,614,335,183

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$613,872,871	59,327,779	$10.35
I Class, $0.01 Par Value	$38,603,907	3,726,830	$10.36
A Class, $0.01 Par Value	$33,333,641	3,222,907	$10.34*
C Class, $0.01 Par Value	$974,118	94,117	$10.35
R Class, $0.01 Par Value	$5,285,879	510,266	$10.36
R5 Class, $0.01 Par Value	$7,831	756	$10.36
R6 Class, $0.01 Par Value	$171,043,900	16,519,672	$10.35
G Class, $0.01 Par Value	$2,751,213,036	265,478,039	$10.36
*Maximum offering price $10.97 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $602,171)	$23,321,430
Interest	7,131
23,328,561

Expenses:
Management fees	7,054,409
Distribution and service fees:
A Class	86,275
C Class	11,735
R Class	23,219
Directors' fees and expenses	22,452
Other expenses	21,684
7,219,774
Fees waived - G Class	(144,942)
7,074,832

Net investment income (loss)	16,253,729

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	103,371,746
Forward foreign currency exchange contract transactions	5,841,682
Foreign currency translation transactions	5,528
109,218,956

Change in net unrealized appreciation (depreciation) on:
Investments	(27,549,659)
Forward foreign currency exchange contracts	(3,516,654)
Translation of assets and liabilities in foreign currencies	4,259
(31,062,054)

Net realized and unrealized gain (loss)	78,156,902

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,410,631

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$16,253,729	$15,051,268
Net realized gain (loss)	109,218,956	95,942,910
Change in net unrealized appreciation (depreciation)	(31,062,054)	178,303,179
Net increase (decrease) in net assets resulting from operations	94,410,631	289,297,357

Distributions to Shareholders
From earnings:
Investor Class	(134,586,683)	(13,444,946)
I Class	(9,868,498)	(907,504)
A Class	(7,614,654)	(654,706)
C Class	(243,135)	(28,683)
R Class	(1,076,171)	(65,478)
R5 Class	(1,724)	(157)
R6 Class	(39,666,740)	(4,204,577)
G Class	(138)	—
Decrease in net assets from distributions	(193,057,743)	(19,306,051)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,789,145,881	26,038,913

Net increase (decrease) in net assets	2,690,498,769	296,030,219

Net Assets
Beginning of period	923,836,414	627,806,195
End of period	$3,614,335,183	$923,836,414

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Large Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Prior to the fund's acquisition of NT Focused Large Cap Value Fund, the strategy assets of the fund also included the assets of NT Focused Large Cap Value Fund. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.82%
I Class	0.50% to 0.70%	0.62%
A Class	0.70% to 0.90%	0.82%
C Class	0.70% to 0.90%	0.82%
R Class	0.70% to 0.90%	0.82%
R5 Class	0.50% to 0.70%	0.62%
R6 Class	0.35% to 0.55%	0.47%
G Class	0.35% to 0.55%	0.00%(1)
(1)Effective annual management fee before waiver was 0.47%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

18

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $21,454,036 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $479,294 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 were $460,934,974 and $593,684,996, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2022(1)		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	4,811,577	$56,167,255	6,869,368	$71,014,401
Issued in reinvestment of distributions	12,635,341	132,775,626	1,275,533	13,275,397
Redeemed	(12,814,037)	(155,539,000)	(8,864,404)	(89,779,524)
	4,632,881	33,403,881	(719,503)	(5,489,726)
I Class/Shares Authorized	40,000,000		50,000,000
Sold	642,235	7,493,119	2,898,219	29,493,139
Issued in reinvestment of distributions	877,335	9,230,917	80,978	847,978
Redeemed	(1,371,804)	(15,358,986)	(1,836,263)	(19,395,476)
	147,766	1,365,050	1,142,934	10,945,641
A Class/Shares Authorized	30,000,000		40,000,000
Sold	299,823	3,423,386	391,949	4,039,777
Issued in reinvestment of distributions	651,652	6,837,534	56,411	586,532
Redeemed	(679,073)	(7,905,565)	(698,072)	(7,022,228)
	272,402	2,355,355	(249,712)	(2,395,919)
C Class/Shares Authorized	20,000,000		25,000,000
Sold	13,377	151,603	32,179	311,687
Issued in reinvestment of distributions	21,307	223,501	2,559	26,555
Redeemed	(55,662)	(637,122)	(202,085)	(2,101,488)
	(20,978)	(262,018)	(167,347)	(1,763,246)
R Class/Shares Authorized	20,000,000		30,000,000
Sold	132,998	1,540,553	104,335	1,050,787
Issued in reinvestment of distributions	97,783	1,026,225	5,625	58,475
Redeemed	(59,660)	(695,773)	(106,016)	(1,064,369)
	171,121	1,871,005	3,944	44,893
R5 Class/Shares Authorized	20,000,000		25,000,000
Issued in reinvestment of distributions	164	1,724	15	157
R6 Class/Shares Authorized	150,000,000		150,000,000
Sold	1,695,134	19,418,913	7,361,106	75,369,267
Issued in reinvestment of distributions	3,755,823	39,527,794	399,917	4,192,187
Redeemed	(5,524,232)	(65,868,809)	(5,719,918)	(54,864,341)
	(73,275)	(6,922,102)	2,041,105	24,697,113
G Class/Shares Authorized	1,800,000,000		N/A
Sold	4,523,509	46,999,503
Issued in connection with reorganization (Note 10)	262,828,937	2,729,819,489
Issued in reinvestment of distributions	13	138
Redeemed	(1,874,420)	(19,486,144)
	265,478,039	2,757,332,986
Net increase (decrease)	270,608,120	$2,789,145,881	2,051,436	$26,038,913
(1)March 15, 2022 (commencement of sale) through March 31, 2022 for the G Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Hotels, Restaurants and Leisure	—	$50,480,806	—
Industrial Conglomerates	—	66,725,846	—
Pharmaceuticals	$274,465,600	75,442,003	—
Other Industries	3,046,196,579	—	—
Short-Term Investments	15,651,905	78,229,394	—
	$3,336,314,084	$270,878,049	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$246,742	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,176,383	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $139,597,090.

21

The value of foreign currency risk derivative instruments as of March 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $246,742 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,176,383 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,841,682 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(3,516,654) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$85,283,842	$14,593,775
Long-term capital gains	$107,773,901	$4,712,276

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,099,443,139
Gross tax appreciation of investments	$566,823,563
Gross tax depreciation of investments	(59,074,569)
Net tax appreciation (depreciation) of investments	507,748,994
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(18,198)
Net tax appreciation (depreciation)	$507,730,796
Undistributed ordinary income	$1,247,658
Accumulated long-term gains	$9,270,414

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Focused Large Cap Value Fund, one fund in a series issued by the corporation, were transferred to Focused Large Cap Value Fund in exchange for shares of Focused Large Cap Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Focused Large Cap Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Focused Large Cap Value Fund exchanged its shares for shares of Focused Large Cap Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Focused Large Cap Value Fund – G Class	241,023,182	Focused Large Cap Value Fund – G Class	262,828,937

The net assets of NT Focused Large Cap Value Fund and Focused Large Cap Value Fund immediately before the reorganization were $2,729,819,489 and $865,609,421, respectively. NT Focused Large Cap Value Fund's unrealized appreciation of $417,690,402 was combined with that of Focused Large Cap Value Fund. Immediately after the reorganization, the combined net assets were $3,595,428,910.

Assuming the reorganization had been completed on April 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2022 are as follows:

Net investment income (loss)	$86,447,923
Net realized and unrealized gain (loss)	356,071,110
Net increase (decrease) in net assets resulting from operations	$442,519,033

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Focused Large Cap Value Fund that have been included in the fund’s Statement of Operations since March 25, 2022.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$11.80	0.19	1.11	1.30	(0.20)	(2.55)	(2.75)	$10.35	11.82%	0.83%	0.83%	1.59%	1.59%	42%	$613,873
2021	$8.24	0.19	3.62	3.81	(0.19)	(0.06)	(0.25)	$11.80	46.64%	0.83%	0.83%	1.90%	1.90%	112%	$645,489
2020	$9.85	0.18	(1.52)	(1.34)	(0.18)	(0.09)	(0.27)	$8.24	(14.21)%	0.84%	0.84%	1.72%	1.72%	72%	$456,382
2019	$9.85	0.18	0.40	0.58	(0.18)	(0.40)	(0.58)	$9.85	6.20%	0.83%	0.83%	1.83%	1.83%	62%	$673,365
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	0.83%	2.09%	2.09%	53%	$621,874
I Class
2022	$11.81	0.22	1.10	1.32	(0.22)	(2.55)	(2.77)	$10.36	12.03%	0.63%	0.63%	1.79%	1.79%	42%	$38,604
2021	$8.24	0.22	3.62	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	0.63%	2.10%	2.10%	112%	$42,273
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	0.64%	1.92%	1.92%	72%	$20,080
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.41%	0.63%	0.63%	2.03%	2.03%	62%	$18,196
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	0.63%	2.29%	2.29%	53%	$20,213

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$11.80	0.17	1.09	1.26	(0.17)	(2.55)	(2.72)	$10.34	11.44%	1.08%	1.08%	1.34%	1.34%	42%	$33,334
2021	$8.23	0.17	3.62	3.79	(0.16)	(0.06)	(0.22)	$11.80	46.44%	1.08%	1.08%	1.65%	1.65%	112%	$34,806
2020	$9.85	0.15	(1.53)	(1.38)	(0.15)	(0.09)	(0.24)	$8.23	(14.52)%	1.09%	1.09%	1.47%	1.47%	72%	$26,342
2019	$9.85	0.16	0.40	0.56	(0.16)	(0.40)	(0.56)	$9.85	5.94%	1.08%	1.08%	1.58%	1.58%	62%	$34,603
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.08%	1.84%	1.84%	53%	$40,192
C Class
2022	$11.80	0.07	1.11	1.18	(0.08)	(2.55)	(2.63)	$10.35	10.69%	1.83%	1.83%	0.59%	0.59%	42%	$974
2021	$8.23	0.09	3.62	3.71	(0.08)	(0.06)	(0.14)	$11.80	45.31%	1.83%	1.83%	0.90%	0.90%	112%	$1,358
2020	$9.85	0.07	(1.52)	(1.45)	(0.08)	(0.09)	(0.17)	$8.23	(15.14)%	1.84%	1.84%	0.72%	0.72%	72%	$2,324
2019	$9.85	0.08	0.40	0.48	(0.08)	(0.40)	(0.48)	$9.85	5.15%	1.83%	1.83%	0.83%	0.83%	62%	$3,363
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.83%	1.09%	1.09%	53%	$6,050
R Class
2022	$11.81	0.14	1.10	1.24	(0.14)	(2.55)	(2.69)	$10.36	11.24%	1.33%	1.33%	1.09%	1.09%	42%	$5,286
2021	$8.24	0.14	3.62	3.76	(0.13)	(0.06)	(0.19)	$11.81	46.00%	1.33%	1.33%	1.40%	1.40%	112%	$4,006
2020	$9.86	0.13	(1.53)	(1.40)	(0.13)	(0.09)	(0.22)	$8.24	(14.71)%	1.34%	1.34%	1.22%	1.22%	72%	$2,762
2019	$9.86	0.13	0.40	0.53	(0.13)	(0.40)	(0.53)	$9.86	5.67%	1.33%	1.33%	1.33%	1.33%	62%	$3,389
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.33%	1.59%	1.59%	53%	$4,291

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$11.81	0.22	1.10	1.32	(0.22)	(2.55)	(2.77)	$10.36	12.01%	0.63%	0.63%	1.79%	1.79%	42%	$8
2021	$8.24	0.21	3.63	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	0.63%	2.10%	2.10%	112%	$7
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	0.64%	1.92%	1.92%	72%	$5
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.40%	0.63%	0.63%	2.03%	2.03%	62%	$6
2018(3)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	0.63%(4)	2.28%(4)	2.28%(4)	53%(5)	$5
R6 Class
2022	$11.81	0.24	1.09	1.33	(0.24)	(2.55)	(2.79)	$10.35	12.10%	0.48%	0.48%	1.94%	1.94%	42%	$171,044
2021	$8.24	0.23	3.62	3.85	(0.22)	(0.06)	(0.28)	$11.81	47.29%	0.48%	0.48%	2.25%	2.25%	112%	$195,898
2020	$9.86	0.21	(1.52)	(1.31)	(0.22)	(0.09)	(0.31)	$8.24	(14.01)%	0.49%	0.49%	2.07%	2.07%	72%	$119,911
2019	$9.86	0.22	0.40	0.62	(0.22)	(0.40)	(0.62)	$9.86	6.57%	0.48%	0.48%	2.18%	2.18%	62%	$152,534
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	0.48%	2.44%	2.44%	53%	$121,935
G Class
2022(6)	$10.59	0.01	0.34	0.35	(0.03)	(0.55)	(0.58)	$10.36	3.38%	0.00%(4)(7)	0.47%(4)	1.68%(4)	1.21%(4)	42%(8)	$2,751,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)March 15, 2022 (commencement of sale) through March 31, 2022.
(7)Ratio was less than 0.005%.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Large Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Large Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	68	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	68	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	68	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	68	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	68	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2022.

For corporate taxpayers, the fund hereby designates $19,956,868, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $71,765,171 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $112,834,152, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $7,944,527 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 2205

Annual Report

March 31, 2022

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)
G Class (ACIPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	12.48%	9.18%	11.97%	—	3/31/04
Russell Midcap Value Index	—	11.45%	9.99%	12.01%	—	—
I Class	AVUAX	12.75%	9.40%	12.20%	—	8/2/04
Y Class	AMVYX	12.91%	—	—	9.63%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		12.23%	8.91%	11.70%	—
With sales charge		5.76%	7.63%	11.05%	—
C Class	ACCLX	11.37%	8.08%	10.86%	—	3/1/10
R Class	AMVRX	11.92%	8.63%	11.41%	—	7/29/05
R5 Class	AMVGX	12.68%	—	—	9.46%	4/10/17
R6 Class	AMDVX	12.92%	9.56%	—	11.13%	7/26/13
G Class	ACIPX	—	—	—	3.55%	3/15/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $31,001

Russell Midcap Value Index — $31,096

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Nathan Rawlins, Brian Woglom, Michael Liss and Phil Davidson

Effective February 2022, Nathan Rawlins was promoted to portfolio manager.

Performance Summary

Mid Cap Value returned 12.48%* for the fiscal year ended March 31, 2022, compared with the 11.45% return of its benchmark, the Russell Midcap Value Index. Fund returns reflect operating expenses, while index returns do not.

After advancing for most of the fiscal year, broad U.S. equity markets encountered sharp volatility late in the period due to inflation concerns, rising interest rates and mounting geopolitical uncertainties. Mid Cap Value advanced in the fiscal year and outperformed its benchmark, the Russell Midcap Value Index. Security selection in the consumer discretionary and industrials sectors contributed to relative performance. Our stock selection in materials and consumer staples limited returns.

Stock Selection in Consumer Discretionary and Industrials Contributed

Stock selection in the consumer discretionary sector positively impacted performance. An underweight in household durables companies also contributed. Standing out was Dollar Tree. This chain of discount variety stores outperformed as the company plans to move to price points above $1, which should drive earnings higher. Additionally, an activist investor took a sizable position in Dollar Tree and intends to add multiple board members to ensure better operational execution.

Industrials performed well. The aerospace and defense industry benefited from expanding defense budgets. Our security selection in select defense companies buoyed relative performance in the quarter. BAE Systems, a large U.K.-based defense company, was a top performer as countries took a sharper focus on security.

ConocoPhillips contributed. Shares of this oil and gas exploration and production company outperformed as commodity prices continued to rise amid a fundamentally tight market and geopolitical tensions. We exited our position as the shares appreciated and its risk/reward profile deteriorated.

Stock Selection in Materials and Consumer Staples Detracted

Stock selection in the materials sector and not owning several benchmark names in metals and mining detracted from relative performance. Holdings in the chemicals and paper and forest products industries also weighed on results. Mondi, a global packaging and paper products company, which generates approximately 20% of its operating profit in Russia, was a top detractor.

Security selection in the consumer staples sector detracted from performance. Selection in the food products industry, including not owning more commodity-focused benchmark names, also weighed on relative results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Zimmer Biomet Holdings detracted from performance. This medical device company has historically exhibited high returns on capital and holds leading market shares in orthopedics. The pandemic weighed on its shares as patients deferred elective procedures. As COVID-19 cases decline, we expect volumes to normalize.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with an overweight in health care. We believe long-term demographic trends support demand for companies in the health care sector. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care providers and services and health care equipment and supplies industries.

Our portfolio also remains overweight in the consumer staples sector. We’re finding opportunities among companies that make the products consumers depend on every day, regardless of economic conditions or their personal financial situations. Businesses in this sector make and sell food, beverages and household products. Because consumers deem these products necessities, the companies that make them are less sensitive to economic cycles. Historically, many consumer staples companies have traded at a premium, but our analysis has led us to select companies in the sector that we believe are trading at a discount to the overall market.

On the other hand, the portfolio is underweight in real estate and information technology. We continue to hold a limited number of real estate stocks due to valuations that we believe are extended. While we are underweight the information technology sector, we have found select stocks that meet our investment criteria.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	96.2%
Exchange-Traded Funds	2.0%
Short-Term Investments	2.0%
Other Assets and Liabilities	(0.2)%

Top Five Industries*	% of net assets
Health Care Providers and Services	8.1%
Capital Markets	7.0%
Equity Real Estate Investment Trusts (REITs)	6.7%
Insurance	6.0%
Health Care Equipment and Supplies	5.7%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,098.10	$5.07	0.97%
I Class	$1,000	$1,099.20	$4.03	0.77%
Y Class	$1,000	$1,099.90	$3.25	0.62%
A Class	$1,000	$1,097.00	$6.38	1.22%
C Class	$1,000	$1,091.90	$10.27	1.97%
R Class	$1,000	$1,095.30	$7.68	1.47%
R5 Class	$1,000	$1,098.50	$4.03	0.77%
R6 Class	$1,000	$1,100.00	$3.25	0.62%
G Class	$1,000	$1,035.50	$0.00(2)	0.00%(3)
Hypothetical
Investor Class	$1,000	$1,020.10	$4.89	0.97%
I Class	$1,000	$1,021.09	$3.88	0.77%
Y Class	$1,000	$1,021.84	$3.13	0.62%
A Class	$1,000	$1,018.85	$6.14	1.22%
C Class	$1,000	$1,015.11	$9.90	1.97%
R Class	$1,000	$1,017.60	$7.39	1.47%
R5 Class	$1,000	$1,021.09	$3.88	0.77%
R6 Class	$1,000	$1,021.84	$3.13	0.62%
G Class	$1,000	$1,024.93	$0.00	0.00%(3)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 17, the number of days in the period from March 15, 2022 (commencement of sale) through March 31, 2022, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(3)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

MARCH 31, 2022

	Shares	Value
COMMON STOCKS — 96.2%
Aerospace and Defense — 1.0%
BAE Systems PLC	5,399,263	$50,706,897
General Dynamics Corp.	191,445	46,172,705
		96,879,602
Airlines — 2.1%
Southwest Airlines Co.(1)	4,563,026	208,986,591
Auto Components — 2.0%
Aptiv PLC(1)	80,865	9,680,349
BorgWarner, Inc.	3,602,897	140,152,694
Bridgestone Corp.	1,147,200	44,529,448
		194,362,491
Banks — 5.1%
Commerce Bancshares, Inc.	229,213	16,409,359
First Hawaiian, Inc.	4,359,197	121,578,004
M&T Bank Corp.	198,774	33,692,193
Prosperity Bancshares, Inc.	1,899,230	131,768,577
Truist Financial Corp.	2,515,804	142,646,087
Westamerica Bancorporation	1,049,217	63,477,629
		509,571,849
Building Products — 0.7%
Cie de Saint-Gobain	1,228,032	73,068,335
Capital Markets — 7.0%
Ameriprise Financial, Inc.	197,738	59,392,586
Bank of New York Mellon Corp.	4,055,064	201,252,826
Northern Trust Corp.	2,051,655	238,915,225
State Street Corp.	538,352	46,901,226
T. Rowe Price Group, Inc.	1,005,269	151,986,620
		698,448,483
Chemicals — 0.8%
Axalta Coating Systems Ltd.(1)	3,409,330	83,801,331
Commercial Services and Supplies — 0.5%
Republic Services, Inc.	351,825	46,616,813
Communications Equipment — 1.4%
F5, Inc.(1)	519,010	108,447,139
Juniper Networks, Inc.	745,298	27,695,274
		136,142,413
Containers and Packaging — 3.3%
Amcor PLC	5,649,208	64,005,527
Packaging Corp. of America	726,361	113,392,216
Sonoco Products Co.	2,456,118	153,654,742
		331,052,485
Electric Utilities — 4.3%
Edison International	2,650,465	185,797,596
Evergy, Inc.	677,805	46,321,194
Eversource Energy	613,277	54,084,899
Pinnacle West Capital Corp.	1,381,910	107,927,171
Xcel Energy, Inc.	482,578	34,827,654
		428,958,514
10

	Shares	Value
Electrical Equipment — 4.0%
Emerson Electric Co.	2,071,919	$203,151,658
Hubbell, Inc.	227,858	41,873,464
nVent Electric PLC	4,397,333	152,939,242
		397,964,364
Electronic Equipment, Instruments and Components — 0.4%
TE Connectivity Ltd.	330,302	43,262,956
Energy Equipment and Services — 1.4%
Baker Hughes Co.	3,879,178	141,240,871
Equity Real Estate Investment Trusts (REITs) — 6.7%
Equinix, Inc.	155,601	115,396,813
Essex Property Trust, Inc.	205,337	70,939,827
Healthcare Trust of America, Inc., Class A	1,687,612	52,889,760
Healthpeak Properties, Inc.	4,889,893	167,870,027
MGM Growth Properties LLC, Class A	2,596,791	100,495,812
Regency Centers Corp.	1,729,556	123,386,525
Weyerhaeuser Co.	1,050,466	39,812,661
		670,791,425
Food and Staples Retailing — 2.2%
Koninklijke Ahold Delhaize NV	5,148,040	165,589,255
Sysco Corp.	670,226	54,723,953
		220,313,208
Food Products — 4.6%
Conagra Brands, Inc.	5,799,398	194,685,791
General Mills, Inc.	1,031,411	69,847,153
J.M. Smucker Co.	510,499	69,126,670
Kellogg Co.	1,000,395	64,515,473
Orkla ASA	7,112,096	63,187,330
		461,362,417
Gas Utilities — 1.4%
Atmos Energy Corp.	528,426	63,141,623
Spire, Inc.	1,106,070	79,371,583
		142,513,206
Health Care Equipment and Supplies — 5.7%
Becton Dickinson and Co.	374,494	99,615,404
DENTSPLY SIRONA, Inc.	924,596	45,508,615
Envista Holdings Corp.(1)	657,102	32,007,438
Koninklijke Philips NV	1,751,286	53,466,762
Zimmer Biomet Holdings, Inc.	2,607,432	333,490,553
Zimvie, Inc.(1)	254,580	5,814,607
		569,903,379
Health Care Providers and Services — 8.1%
AmerisourceBergen Corp.	486,646	75,289,003
Cardinal Health, Inc.	2,023,849	114,752,238
Henry Schein, Inc.(1)	1,695,668	147,845,293
Humana, Inc.	69,252	30,136,393
McKesson Corp.	265,701	81,339,047
Quest Diagnostics, Inc.	1,304,462	178,528,670
Universal Health Services, Inc., Class B	1,265,534	183,439,153
		811,329,797
Health Care Technology — 0.6%
Cerner Corp.	643,207	60,178,447
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	Shares	Value
Hotels, Restaurants and Leisure — 1.5%
Cracker Barrel Old Country Store, Inc.	457,190	$54,282,169
Sodexo SA	1,201,404	97,765,329
		152,047,498
Household Products — 1.4%
Kimberly-Clark Corp.	1,146,312	141,179,786
Insurance — 6.0%
Aflac, Inc.	1,964,931	126,521,907
Allstate Corp.	1,418,771	196,513,971
Chubb Ltd.	462,468	98,921,905
Reinsurance Group of America, Inc.	1,562,568	171,038,694
		592,996,477
IT Services — 1.2%
Amdocs Ltd.	1,065,725	87,613,252
Euronet Worldwide, Inc.(1)	238,860	31,087,629
		118,700,881
Leisure Products — 0.8%
Polaris, Inc.	729,160	76,795,131
Machinery — 2.9%
Cummins, Inc.	228,507	46,869,070
IMI PLC	1,374,121	24,464,882
Oshkosh Corp.	1,146,292	115,374,290
PACCAR, Inc.	813,470	71,642,303
Stanley Black & Decker, Inc.	227,063	31,741,137
		290,091,682
Media — 1.5%
Fox Corp., Class B	4,074,400	147,819,232
Multi-Utilities — 1.3%
NorthWestern Corp.	2,088,554	126,336,632
Multiline Retail — 2.0%
Dollar Tree, Inc.(1)	1,244,854	199,363,368
Oil, Gas and Consumable Fuels — 4.4%
Devon Energy Corp.	2,918,756	172,586,042
Enterprise Products Partners LP	4,102,493	105,885,344
Pioneer Natural Resources Co.	643,451	160,882,054
		439,353,440
Paper and Forest Products — 1.1%
Mondi PLC	5,778,503	112,321,545
Road and Rail — 0.6%
Heartland Express, Inc.(2)	4,103,800	57,740,466
Software — 2.0%
CDK Global, Inc.	1,828,126	88,993,174
Open Text Corp.	2,478,824	105,102,137
		194,095,311
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	959,375	198,552,250
Technology Hardware, Storage and Peripherals — 1.4%
HP, Inc.	3,922,424	142,383,991
Thrifts and Mortgage Finance — 0.4%
Capitol Federal Financial, Inc.	3,703,281	40,291,697
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	Shares/Principal Amount	Value
Trading Companies and Distributors — 2.4%
Beacon Roofing Supply, Inc.(1)	1,219,906	$72,316,028
MSC Industrial Direct Co., Inc., Class A	1,992,052	169,742,751
		242,058,779
TOTAL COMMON STOCKS (Cost $7,647,841,425)		9,598,877,143
EXCHANGE-TRADED FUNDS — 2.0%
iShares Russell Mid-Cap Value ETF (Cost $195,522,883)	1,678,428	200,807,126
SHORT-TERM INVESTMENTS — 2.0%
Discount Notes — 1.7%
Federal Farm Credit Discount Notes, 0.10%, 4/1/22(3)	$37,500,000	37,500,000
Federal Home Loan Bank Discount Notes, 0.08%, 4/1/22(3)	130,000,000	130,000,000
		167,500,000
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,409,715	9,409,715
Repurchase Agreements — 0.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $2,215,519), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $2,171,683)		2,171,667
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $22,151,387), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $21,717,151)		21,717,000
		23,888,667
TOTAL SHORT-TERM INVESTMENTS (Cost $200,798,382)		200,798,382
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $8,044,162,690)		10,000,482,651
OTHER ASSETS AND LIABILITIES — (0.2)%		(19,966,313)
TOTAL NET ASSETS — 100.0%		$9,980,516,338

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	280,191,234	EUR	253,453,190	JPMorgan Chase Bank N.A.	6/30/22	$(1,160,512)
USD	52,776,919	EUR	47,845,485	JPMorgan Chase Bank N.A.	6/30/22	(335,100)
USD	9,018,455	EUR	8,059,965	JPMorgan Chase Bank N.A.	6/30/22	71,300
GBP	4,160,323	USD	5,477,730	Bank of America N.A.	6/30/22	(14,043)
GBP	3,518,654	USD	4,639,591	Bank of America N.A.	6/30/22	(18,598)
GBP	4,940,220	USD	6,489,590	Bank of America N.A.	6/30/22	(1,677)
USD	153,513,374	GBP	115,924,768	Bank of America N.A.	6/30/22	1,271,180
USD	29,674,471	GBP	22,677,109	Bank of America N.A.	6/30/22	(107,023)
USD	30,528,764	JPY	3,674,014,670	Bank of America N.A.	6/30/22	275,805
USD	867,446	JPY	105,274,965	Bank of America N.A.	6/30/22	580
USD	6,238,921	JPY	770,541,405	Bank of America N.A.	6/30/22	(105,953)
USD	948,685	JPY	115,123,320	Bank of America N.A.	6/30/22	725
USD	45,087,341	NOK	396,321,338	UBS AG	6/30/22	91,783
USD	9,695,146	NOK	84,605,907	UBS AG	6/30/22	89,582
						$58,049

13

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.
(2)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(3)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities - unaffiliated, at value (cost of $7,968,163,996)	$9,942,742,185
Investment securities - affiliated, at value (cost of $75,998,694)	57,740,466
Total investment securities, at value (cost of $8,044,162,690)	10,000,482,651
Cash	657,164
Receivable for investments sold	126,551,598
Receivable for capital shares sold	5,753,934
Unrealized appreciation on forward foreign currency exchange contracts	1,800,955
Dividends and interest receivable	17,699,146
10,152,945,448

Liabilities
Payable for investments purchased	42,982,500
Payable for capital shares redeemed	122,190,609
Unrealized depreciation on forward foreign currency exchange contracts	1,742,906
Accrued management fees	5,373,480
Distribution and service fees payable	139,615
172,429,110

Net Assets	$9,980,516,338

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,091,255,667
Distributable earnings	1,889,260,671
$9,980,516,338

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,325,956,696	134,448,055	$17.30
I Class, $0.01 Par Value	$1,754,741,009	101,325,782	$17.32
Y Class, $0.01 Par Value	$192,429,779	11,105,196	$17.33
A Class, $0.01 Par Value	$303,260,497	17,574,972	$17.26*
C Class, $0.01 Par Value	$39,036,784	2,298,469	$16.98
R Class, $0.01 Par Value	$97,310,786	5,660,887	$17.19
R5 Class, $0.01 Par Value	$46,565,336	2,687,782	$17.32
R6 Class, $0.01 Par Value	$3,591,179,978	207,402,170	$17.32
G Class, $0.01 Par Value	$1,630,035,473	94,066,222	$17.33
*Maximum offering price $18.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Dividends (including $2,012,025 from affiliates and net of foreign taxes withheld of $2,284,491)	$197,616,417
Securities lending, net	308,583
Interest	71,100
197,996,100

Expenses:
Management fees	66,164,616
Distribution and service fees:
A Class	789,062
C Class	456,345
R Class	498,940
Directors' fees and expenses	206,632
Other expenses	57,085
68,172,680
Fees waived - G Class	(118,255)
68,054,425

Net investment income (loss)	129,941,675

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(68,889) from affiliates) (Note 4)	1,377,303,555
Forward foreign currency exchange contract transactions	41,481,148
Foreign currency translation transactions	(3,281)
1,418,781,422

Change in net unrealized appreciation (depreciation) on:
Investments (including $(22,050,825) from affiliates)	(540,962,820)
Forward foreign currency exchange contracts	(6,981,119)
Translation of assets and liabilities in foreign currencies	(10,450)
(547,954,389)

Net realized and unrealized gain (loss)	870,827,033

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,000,768,708

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$129,941,675	$121,025,382
Net realized gain (loss)	1,418,781,422	351,902,276
Change in net unrealized appreciation (depreciation)	(547,954,389)	2,923,709,175
Net increase (decrease) in net assets resulting from operations	1,000,768,708	3,396,636,833

Distributions to Shareholders
From earnings:
Investor Class	(465,761,885)	(45,011,916)
I Class	(361,957,976)	(43,120,588)
Y Class	(40,681,870)	(3,320,505)
A Class	(61,620,484)	(4,854,461)
C Class	(8,077,770)	(601,904)
R Class	(19,500,726)	(1,283,728)
R5 Class	(10,442,981)	(1,144,444)
R6 Class	(724,687,721)	(68,481,912)
G Class	(156)	—
Decrease in net assets from distributions	(1,692,731,569)	(167,819,458)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,165,833,316	(1,047,314,553)

Net increase (decrease) in net assets	1,473,870,455	2,181,502,822

Net Assets
Beginning of period	8,506,645,883	6,325,143,061
End of period	$9,980,516,338	$8,506,645,883

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Prior to the fund's acquisition of NT Mid Cap Value Fund, the strategy assets of the fund also included the assets of NT Mid Cap Value Fund. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

20

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.95% to 0.97%	0.97%
I Class	0.75% to 0.77%	0.77%
Y Class	0.60% to 0.62%	0.62%
A Class	0.95% to 0.97%	0.97%
C Class	0.95% to 0.97%	0.97%
R Class	0.95% to 0.97%	0.97%
R5 Class	0.75% to 0.77%	0.77%
R6 Class	0.60% to 0.62%	0.62%
G Class	0.60% to 0.62%	0.00%(1)
(1)Effective annual management fee before waiver was 0.62%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,608,538 and $10,318,559, respectively. The effect of interfund transactions on the Statement of Operations was $2,844,328 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2022 were $4,279,486,170 and $5,294,737,118, respectively.

For the period ended March 31, 2022, the fund incurred net realized gains of $30,440,356 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2022(1)		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	18,108,052	$350,635,375	25,241,110	$398,413,156
Issued in reinvestment of distributions	26,136,073	455,845,806	2,774,786	43,909,525
Redeemed	(42,239,243)	(814,867,789)	(48,256,051)	(754,357,720)
	2,004,882	(8,386,608)	(20,240,155)	(312,035,039)
I Class/Shares Authorized	1,060,000,000		1,100,000,000
Sold	16,228,589	311,159,957	28,384,245	438,667,055
Issued in reinvestment of distributions	19,530,997	340,984,702	2,592,121	40,950,019
Redeemed	(27,853,235)	(528,757,255)	(88,577,519)	(1,392,791,909)
	7,906,351	123,387,404	(57,601,153)	(913,174,835)
Y Class/Shares Authorized	75,000,000		75,000,000
Sold	1,529,090	29,487,698	2,955,674	46,276,623
Issued in reinvestment of distributions	2,318,448	40,505,206	206,142	3,292,573
Redeemed	(2,238,973)	(40,980,409)	(1,553,679)	(24,778,108)
	1,608,565	29,012,495	1,608,137	24,791,088
A Class/Shares Authorized	170,000,000		180,000,000
Sold	5,208,055	98,308,670	5,494,682	85,957,251
Issued in reinvestment of distributions	2,597,648	45,171,721	250,309	3,949,771
Redeemed	(7,278,144)	(139,165,202)	(6,657,741)	(103,788,427)
	527,559	4,315,189	(912,750)	(13,881,405)
C Class/Shares Authorized	25,000,000		50,000,000
Sold	115,107	2,158,890	52,946	834,704
Issued in reinvestment of distributions	467,742	8,003,740	37,293	579,058
Redeemed	(1,033,684)	(19,475,968)	(2,171,393)	(34,037,700)
	(450,835)	(9,313,338)	(2,081,154)	(32,623,938)
R Class/Shares Authorized	50,000,000		60,000,000
Sold	1,019,656	19,514,146	1,237,180	19,151,663
Issued in reinvestment of distributions	1,126,093	19,500,704	80,759	1,269,017
Redeemed	(1,640,925)	(31,014,293)	(1,688,280)	(26,464,381)
	504,824	8,000,557	(370,341)	(6,043,701)
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	475,463	9,105,307	1,653,554	26,031,948
Issued in reinvestment of distributions	595,277	10,406,295	72,918	1,144,443
Redeemed	(1,487,369)	(28,280,353)	(3,456,564)	(53,275,869)
	(416,629)	(8,768,751)	(1,730,092)	(26,099,478)
R6 Class/Shares Authorized	1,300,000,000		1,300,000,000
Sold	41,383,112	793,447,536	69,425,692	1,090,502,531
Issued in reinvestment of distributions	40,644,059	709,744,760	4,193,628	66,735,181
Redeemed	(58,184,664)	(1,117,550,420)	(57,415,715)	(925,484,957)
	23,842,507	385,641,876	16,203,605	231,752,755
G Class/Shares Authorized	850,000,000		N/A
Sold	36,467	636,327
Issued in connection with reorganization (Note 11)	99,974,219	1,744,376,569
Issued in reinvestment of distributions	9	156
Redeemed	(5,944,473)	(103,068,560)
	94,066,222	1,641,944,492
Net increase (decrease)	129,593,446	$2,165,833,316	(65,123,903)	$(1,047,314,553)
(1)March 15, 2022 (commencement of sale) through March 31, 2022 for the G Class.
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$46,172,705	$50,706,897	—
Auto Components	149,833,043	44,529,448	—
Building Products	—	73,068,335	—
Food and Staples Retailing	54,723,953	165,589,255	—
Food Products	398,175,087	63,187,330	—
Hotels, Restaurants and Leisure	54,282,169	97,765,329	—
Machinery	265,626,800	24,464,882	—
Paper and Forest Products	—	112,321,545	—
Other Industries	7,998,430,365	—	—
Exchange-Traded Funds	200,807,126	—	—
Short-Term Investments	9,409,715	191,388,667	—
	$9,177,460,963	$823,021,688	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,800,955	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,742,906	—

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2022 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Heartland Express, Inc.	$67,453	$12,930	$592	$(22,051)	$57,740	4,104	$(69)	$2,012

23

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $665,693,175.

The value of foreign currency risk derivative instruments as of March 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $1,800,955 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,742,906 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $41,481,148 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(6,981,119) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$459,052,286	$126,596,525
Long-term capital gains	$1,233,679,283	$41,222,933

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $144,253,498 and distributable earnings $(144,253,498).
24

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,190,491,693
Gross tax appreciation of investments	$1,953,119,476
Gross tax depreciation of investments	(143,128,518)
Net tax appreciation (depreciation) of investments	1,809,990,958
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(338)
Net tax appreciation (depreciation)	$1,809,990,620
Undistributed ordinary income	$19,026,607
Accumulated long-term gains	$60,243,444

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation, were transferred to Mid Cap Value Fund in exchange for shares of Mid Cap Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Mid Cap Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Mid Cap Value Fund exchanged its shares for shares of Mid Cap Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Mid Cap Value Fund – G Class	131,763,604	Mid Cap Value Fund – G Class	99,974,219

The net assets of NT Mid Cap Value Fund and Mid Cap Value Fund immediately before the reorganization were $1,744,376,569 and $8,436,268,301, respectively. NT Mid Cap Value Fund's unrealized appreciation of $341,168,071 was combined with that of Mid Cap Value Fund. Immediately after the reorganization, the combined net assets were $10,180,644,870.

Assuming the reorganization had been completed on April 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended March 31, 2022 are as follows:

Net investment income (loss)	$168,573,861
Net realized and unrealized gain (loss)	1,061,829,759
Net increase (decrease) in net assets resulting from operations	$1,230,403,620

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Mid Cap Value Fund that have been included in the fund’s Statement of Operations since March 25, 2022.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$19.03	0.26	1.95	2.21	(0.25)	(3.69)	(3.94)	$17.30	12.48%	0.97%	0.97%	1.33%	1.33%	50%	$2,325,957
2021	$12.35	0.22	6.78	7.00	(0.23)	(0.09)	(0.32)	$19.03	57.22%	0.97%	0.97%	1.43%	1.43%	65%	$2,519,909
2020	$15.19	0.24	(2.85)	(2.61)	(0.23)	—	(0.23)	$12.35	(17.52)%	0.98%	0.99%	1.56%	1.55%	55%	$1,885,286
2019	$17.09	0.23	(0.21)	0.02	(0.21)	(1.71)	(1.92)	$15.19	0.81%	0.96%	1.00%	1.38%	1.34%	53%	$3,514,131
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
I Class
2022	$19.04	0.29	1.96	2.25	(0.28)	(3.69)	(3.97)	$17.32	12.75%	0.77%	0.77%	1.53%	1.53%	50%	$1,754,741
2021	$12.36	0.25	6.79	7.04	(0.27)	(0.09)	(0.36)	$19.04	57.50%	0.77%	0.77%	1.63%	1.63%	65%	$1,778,956
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$1,866,460
2019	$17.10	0.26	(0.20)	0.06	(0.24)	(1.71)	(1.95)	$15.21	1.07%	0.76%	0.80%	1.58%	1.54%	53%	$1,535,449
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$19.05	0.32	1.96	2.28	(0.31)	(3.69)	(4.00)	$17.33	12.91%	0.62%	0.62%	1.68%	1.68%	50%	$192,430
2021	$12.36	0.28	6.79	7.07	(0.29)	(0.09)	(0.38)	$19.05	57.69%	0.62%	0.62%	1.78%	1.78%	65%	$180,923
2020	$15.21	0.32	(2.89)	(2.57)	(0.28)	—	(0.28)	$12.36	(17.22)%	0.63%	0.64%	1.91%	1.90%	55%	$97,541
2019	$17.11	0.31	(0.24)	0.07	(0.26)	(1.71)	(1.97)	$15.21	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$16,061
2018(3)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(4)	0.65%(4)	1.89%(4)	1.85%(4)	47%(5)	$572
A Class
2022	$18.99	0.21	1.95	2.16	(0.20)	(3.69)	(3.89)	$17.26	12.23%	1.22%	1.22%	1.08%	1.08%	50%	$303,260
2021	$12.32	0.19	6.76	6.95	(0.19)	(0.09)	(0.28)	$18.99	56.87%	1.22%	1.22%	1.18%	1.18%	65%	$323,669
2020	$15.16	0.20	(2.85)	(2.65)	(0.19)	—	(0.19)	$12.32	(17.76)%	1.23%	1.24%	1.31%	1.30%	55%	$221,284
2019	$17.06	0.18	(0.20)	(0.02)	(0.17)	(1.71)	(1.88)	$15.16	0.57%	1.21%	1.25%	1.13%	1.09%	53%	$358,500
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
C Class
2022	$18.75	0.06	1.93	1.99	(0.07)	(3.69)	(3.76)	$16.98	11.37%	1.97%	1.97%	0.33%	0.33%	50%	$39,037
2021	$12.17	0.07	6.67	6.74	(0.07)	(0.09)	(0.16)	$18.75	55.65%	1.97%	1.97%	0.43%	0.43%	65%	$51,558
2020	$14.98	0.08	(2.81)	(2.73)	(0.08)	—	(0.08)	$12.17	(18.37)%	1.98%	1.99%	0.56%	0.55%	55%	$58,796
2019	$16.89	0.06	(0.21)	(0.15)	(0.05)	(1.71)	(1.76)	$14.98	(0.23)%	1.96%	2.00%	0.38%	0.34%	53%	$94,910
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$18.93	0.16	1.94	2.10	(0.15)	(3.69)	(3.84)	$17.19	11.92%	1.47%	1.47%	0.83%	0.83%	50%	$97,311
2021	$12.28	0.15	6.74	6.89	(0.15)	(0.09)	(0.24)	$18.93	56.48%	1.47%	1.47%	0.93%	0.93%	65%	$97,590
2020	$15.12	0.17	(2.86)	(2.69)	(0.15)	—	(0.15)	$12.28	(18.00)%	1.48%	1.49%	1.06%	1.05%	55%	$67,874
2019	$17.02	0.14	(0.20)	(0.06)	(0.13)	(1.71)	(1.84)	$15.12	0.33%	1.46%	1.50%	0.88%	0.84%	53%	$96,701
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
R5 Class
2022	$19.05	0.29	1.95	2.24	(0.28)	(3.69)	(3.97)	$17.32	12.68%	0.77%	0.77%	1.53%	1.53%	50%	$46,565
2021	$12.36	0.25	6.80	7.05	(0.27)	(0.09)	(0.36)	$19.05	57.58%	0.77%	0.77%	1.63%	1.63%	65%	$59,132
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$59,766
2019	$17.11	0.28	(0.23)	0.05	(0.24)	(1.71)	(1.95)	$15.21	1.01%	0.76%	0.80%	1.58%	1.54%	53%	$58,526
2018(3)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(4)	0.80%(4)	1.70%(4)	1.66%(4)	47%(5)	$313
R6 Class
2022	$19.04	0.32	1.96	2.28	(0.31)	(3.69)	(4.00)	$17.32	12.92%	0.62%	0.62%	1.68%	1.68%	50%	$3,591,180
2021	$12.36	0.28	6.78	7.06	(0.29)	(0.09)	(0.38)	$19.04	57.74%	0.62%	0.62%	1.78%	1.78%	65%	$3,494,909
2020	$15.20	0.31	(2.87)	(2.56)	(0.28)	—	(0.28)	$12.36	(17.23)%	0.63%	0.64%	1.91%	1.90%	55%	$2,068,136
2019	$17.10	0.29	(0.22)	0.07	(0.26)	(1.71)	(1.97)	$15.20	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$1,938,315
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022(6)	$17.81	0.02	0.61	0.63	(0.03)	(1.08)	(1.11)	$17.33	3.55%	0.00%(4)(7)	0.62%(4)	2.11%(4)	1.49%(4)	50%(8)	$1,630,035

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)March 15, 2022 (commencement of sale) through March 31, 2022.
(7)Ratio was less than 0.005%.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	68	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	68	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	68	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	68	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	68	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2022.

For corporate taxpayers, the fund hereby designates $183,186,631, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,302,283,318, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund hereby designates $354,217,480 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $92,913,840 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 2205

Annual Report

March 31, 2022

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)
G Class (ASVHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	4.45%	10.83%	12.11%	—	7/31/98
Russell 2000 Value Index	—	3.32%	8.57%	10.53%	—	—
I Class	ACVIX	4.70%	11.05%	12.34%	—	10/26/98
Y Class	ASVYX	4.75%	—	—	11.63%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		4.20%	10.54%	11.82%	—
With sales charge		-1.82%	9.24%	11.17%	—
C Class	ASVNX	3.49%	9.75%	10.99%	—	3/1/10
R Class	ASVRX	3.87%	10.27%	11.55%	—	3/1/10
R5 Class	ASVGX	4.70%	—	—	11.48%	4/10/17
R6 Class	ASVDX	4.86%	11.22%	—	11.26%	7/26/13
G Class	ASVHX	5.62%	—	—	18.72%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $31,383

Russell 2000 Value Index — $27,237

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.19%	0.99%	0.84%	1.44%	2.19%	1.69%	0.99%	0.84%	0.84%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeff John and Ryan Cope

Performance Summary

Small Cap Value rose 4.45%* for the 12-month period ended March 31, 2022. The fund’s benchmark, the Russell 2000 Value Index, rose 3.32% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Performance versus the benchmark was helped primarily by our underweight in the health care sector. In addition, strong security selection in the financials and information technology sectors buoyed relative results. On the other hand, underweight positions in the energy and real estate sectors hurt performance. Stock selection in the real estate and materials sectors also hindered returns.

Health Care, Financials and Information Technology Contributed

An underweight to the health care sector contributed to returns relative to the benchmark, especially in the biotechnology industry, which we avoided during the period. Favorable stock selections in the health care providers and services industry also contributed to returns. An overweight position in Apria, a home health care company, was advantageous, as the company was acquired at a 26% premium, eliminating our position. Our decision to avoid Invitae, a biotechnology company specializing in genomic testing, added to relative performance as well. A lack of exposure to the life sciences tools and services industry and to the pharmaceuticals industry also benefited returns.

In the financials sector, our selections were beneficial, especially in the diversified financial services, capital markets and insurance industries. In diversified financial services, a position in A-Mark Precious Metals, a precious metals trading company, performed well on strong demand and improved margins in the wholesale and direct-to-consumer business segments. In the capital markets industry, Donnelley Financial Solutions, a provider of risk and compliance solutions, was a notable contributor. This stock performed well as the pandemic waned and initial public offering and mergers and acquisitions activity rebounded, resulting in a dramatic improvement in sales and profits. In the insurance industry, Axis Capital Holdings also added to relative returns. This property/casualty and reinsurance underwriter showed improvement in premium growth and in its core loss ratios, resulting in strong returns on equity.

Information technology was another area of strength. Several holdings in the sector delivered strong performance. Teradata, a provider of data warehouse software, rose sharply on strong results for its cloud business, which resulted in expanded margins and improved free cash flows. The company also increased its 2022 growth guidance due to a robust deal pipeline and continued an aggressive share buyback program. Kulicke & Soffa Industries, a semiconductor equipment manufacturer, has benefited from accelerated purchases by semiconductor companies, particularly in response to the recent global semiconductor shortage. New product offerings have also supported financial results.

*    All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Energy, Real Estate and Materials Detracted

In the energy sector, a large underweight was detrimental, especially in the oil, gas and consumable fuels industry. An underweight to the energy equipment and services industry, combined with a lack of exposure to two drilling companies, Patterson-UTI Energy and Helmerich & Payne, also hampered performance.

In the real estate sector, an underweight position weighed on relative returns, particularly in the equity real estate investment trusts (REITs) industry. In addition, the decision to avoid particular REITs in the residential segment, such as Independence Realty Trust, Preferred Apartment Communities and NexPoint Residential Trust, was detrimental. A lack of exposure to STAG Industrial and Terreno Realty in the industrial segment also detracted.

Positions in the materials sector also detracted. A lack of exposure to the metals and mining industry hampered performance, and while an overweight to the containers and packaging industry was beneficial, our position in Pactiv Evergreen detracted. This large producer of fresh food and beverage packaging underperformed due to higher costs and transitory challenges caused by the pandemic.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the year overweight in information technology because we are finding a number of attractively valued opportunities, especially in the IT services and electronic equipment, instruments and components industries. We are also overweight the consumer discretionary sector, particularly in specialty retail, leisure products, household durables, and hotels, restaurants and leisure companies. With their attractive risk/reward profiles, we believe they will perform well as the economy continues to reopen. Our overweight in the industrials sector is driven by attractive stock-specific opportunities in the machinery and commercial services and supplies industries.

We remain underweight energy, but we do own a few companies in the sector that are perceived as higher-quality, including Enviva, a company that engages in the production and distribution of wood biomass to electric utility companies. This company has a quality balance sheet, is a high-dividend payer, suffered no ill effects from the pandemic lockdown and provides us with energy exposure. We are also underweight in the real estate sector despite adding some attractive names when pandemic lockdowns caused the sector to sell-off. We’ve also added to positions more recently. We viewed them as good values at relatively inexpensive prices.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Short-Term Investments	1.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Banks	20.1%
Electronic Equipment, Instruments and Components	7.7%
Equity Real Estate Investment Trusts (REITs)	6.0%
Commercial Services and Supplies	6.0%
Machinery	5.7%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,016.70	$5.43	1.08%
I Class	$1,000	$1,017.60	$4.43	0.88%
Y Class	$1,000	$1,017.30	$3.67	0.73%
A Class	$1,000	$1,014.80	$6.68	1.33%
C Class	$1,000	$1,011.40	$10.43	2.08%
R Class	$1,000	$1,013.70	$7.93	1.58%
R5 Class	$1,000	$1,017.50	$4.43	0.88%
R6 Class	$1,000	$1,018.30	$3.67	0.73%
G Class	$1,000	$1,022.10	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.55	$5.44	1.08%
I Class	$1,000	$1,020.54	$4.43	0.88%
Y Class	$1,000	$1,021.29	$3.68	0.73%
A Class	$1,000	$1,018.30	$6.69	1.33%
C Class	$1,000	$1,014.56	$10.45	2.08%
R Class	$1,000	$1,017.05	$7.95	1.58%
R5 Class	$1,000	$1,020.54	$4.43	0.88%
R6 Class	$1,000	$1,021.29	$3.68	0.73%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

MARCH 31, 2022

	Shares	Value
COMMON STOCKS — 98.7%
Banks — 20.1%
Ameris Bancorp	1,641,775	$72,041,087
BankUnited, Inc.	2,218,614	97,530,271
ConnectOne Bancorp, Inc.	882,516	28,249,337
CVB Financial Corp.	660,654	15,333,779
F.N.B. Corp.	8,065,895	100,420,393
First BanCorp	6,532,586	85,707,528
First Hawaiian, Inc.	137,669	3,839,588
First Mid Bancshares, Inc.	320,467	12,334,775
Home BancShares, Inc.	3,249,037	73,428,236
Independent Bank Corp. (Massachusetts)	517,677	42,289,034
Independent Bank Group, Inc.	818,423	58,238,981
Old National Bancorp.	5,995,188	98,201,180
Origin Bancorp, Inc.	655,724	27,730,568
Pacific Premier Bancorp, Inc.	2,174,242	76,859,455
Premier Financial Corp.	729,678	22,131,134
QCR Holdings, Inc.	300,746	17,019,216
SouthState Corp.	1,267,076	103,380,731
Towne Bank	912,097	27,308,184
UMB Financial Corp.	977,406	94,964,767
Valley National Bancorp	9,515,389	123,890,365
Veritex Holdings, Inc.	1,666,426	63,607,480
		1,244,506,089
Building Products — 1.8%
Cornerstone Building Brands, Inc.(1)	2,050,986	49,879,980
DIRTT Environmental Solutions(1)(2)	3,909,691	5,317,180
Tecnoglass, Inc.	2,213,684	55,873,384
		111,070,544
Capital Markets — 1.3%
Donnelley Financial Solutions, Inc.(1)(3)	1,799,543	59,852,800
Patria Investments Ltd., A Shares	1,000,842	17,824,996
		77,677,796
Chemicals — 1.0%
Minerals Technologies, Inc.	956,470	63,270,491
Commercial Services and Supplies — 6.0%
Brink's Co.	1,898,148	129,074,064
CECO Environmental Corp.(1)(3)	1,760,101	9,662,954
Charah Solutions, Inc.(1)(2)(3)	1,925,932	9,610,401
Deluxe Corp.(3)	2,287,638	69,178,173
Healthcare Services Group, Inc.	1,553,030	28,839,767
KAR Auction Services, Inc.(1)	2,689,114	48,538,508
Loomis AB	1,666,426	45,454,792
UniFirst Corp.	155,449	28,646,142
		369,004,801
Construction and Engineering — 1.6%
Arcosa, Inc.	320,467	18,346,736
Dycom Industries, Inc.(1)	820,768	78,186,359
		96,533,095
10

	Shares	Value
Containers and Packaging — 2.8%
Graphic Packaging Holding Co.	6,172,677	$123,700,447
Pactiv Evergreen, Inc.	4,986,916	50,168,375
		173,868,822
Diversified Financial Services — 2.4%
A-Mark Precious Metals, Inc.	441,937	34,179,407
Compass Diversified Holdings(3)	4,920,393	116,957,742
		151,137,149
Electric Utilities — 0.3%
PNM Resources, Inc.	404,281	19,272,075
Electronic Equipment, Instruments and Components — 7.7%
Advanced Energy Industries, Inc.	246,513	21,219,839
Avnet, Inc.	2,598,244	105,462,724
Belden, Inc.	946,609	52,442,139
Coherent, Inc.(1)	310,606	84,907,256
II-VI, Inc.(1)	2,198,893	159,397,753
Vontier Corp.	2,164,382	54,953,659
		478,383,370
Energy Equipment and Services — 1.3%
ChampionX Corp.(1)	3,096,199	75,794,952
NCS Multistage Holdings, Inc.(1)	54,233	2,714,904
		78,509,856
Equity Real Estate Investment Trusts (REITs) — 6.0%
Brandywine Realty Trust	4,205,506	59,465,855
CareTrust REIT, Inc.	2,031,265	39,203,414
Cousins Properties, Inc.	674,352	27,169,642
Easterly Government Properties, Inc.	1,230,033	26,002,898
Four Corners Property Trust, Inc.	1,883,357	50,925,973
Getty Realty Corp.	902,237	25,822,023
Healthcare Realty Trust, Inc.	325,397	8,941,910
Highwoods Properties, Inc.	576,840	26,384,662
Kite Realty Group Trust	1,124,098	25,595,711
National Health Investors, Inc.	591,631	34,912,145
Physicians Realty Trust	976,191	17,122,390
Sabra Health Care REIT, Inc.	1,099,447	16,370,766
Summit Hotel Properties, Inc.(1)	1,597,402	15,910,124
		373,827,513
Gas Utilities — 0.8%
Northwest Natural Holding Co.	244,585	12,649,936
South Jersey Industries, Inc.	542,328	18,737,433
Southwest Gas Holdings, Inc.	241,583	18,913,533
		50,300,902
Health Care Equipment and Supplies — 0.7%
Varex Imaging Corp.(1)	1,444,565	30,754,789
Zimvie, Inc.(1)	571,910	13,062,424
		43,817,213
Health Care Providers and Services — 2.3%
AMN Healthcare Services, Inc.(1)	379,630	39,606,798
National Healthcare Corp.	332,928	23,381,533
Patterson Cos., Inc.	2,484,848	80,434,530
		143,422,861
Hotels, Restaurants and Leisure — 3.1%
Accel Entertainment, Inc.(1)	3,746,993	45,638,375
11

	Shares	Value
Boyd Gaming Corp.	359,909	$23,674,814
Dave & Buster's Entertainment, Inc.(1)	1,451,043	71,246,211
Penn National Gaming, Inc.(1)	566,980	24,051,291
Red Robin Gourmet Burgers, Inc.(1)(3)	1,533,309	25,851,590
		190,462,281
Household Durables — 2.0%
Mohawk Industries, Inc.(1)	310,606	38,577,265
Skyline Champion Corp.(1)	1,533,309	84,147,998
		122,725,263
Household Products — 2.7%
Spectrum Brands Holdings, Inc.	1,863,636	165,341,786
Insurance — 2.9%
Axis Capital Holdings Ltd.	2,065,777	124,917,535
James River Group Holdings Ltd.	527,538	13,051,290
ProAssurance Corp.	1,626,984	43,733,330
		181,702,155
IT Services — 2.6%
Euronet Worldwide, Inc.(1)	212,001	27,591,930
EVERTEC, Inc.	2,963,083	121,278,988
IBEX Holdings Ltd.(1)(3)	912,648	14,547,609
		163,418,527
Leisure Products — 2.9%
Brunswick Corp.	1,291,727	104,487,797
Malibu Boats, Inc., Class A(1)	1,025,493	59,488,849
Solo Brands, Inc., Class A(1)(2)	1,809,403	15,434,208
		179,410,854
Machinery — 5.7%
Albany International Corp., Class A	59,016	4,976,229
Colfax Corp.(1)	2,675,000	106,438,250
Gates Industrial Corp. PLC(1)	5,171,836	77,887,850
Graham Corp.(3)	730,505	5,632,194
Luxfer Holdings PLC	714,887	12,010,102
Timken Co.	2,445,406	148,436,144
		355,380,769
Media — 1.0%
Entravision Communications Corp., Class A(3)	7,853,894	50,343,461
Townsquare Media, Inc., Class A(1)	796,960	10,193,118
		60,536,579
Oil, Gas and Consumable Fuels — 1.0%
Earthstone Energy, Inc., Class A(1)	892,376	11,270,709
Enviva, Inc.	616,282	48,778,720
		60,049,429
Personal Products — 1.5%
Edgewell Personal Care Co.	2,622,895	96,181,560
Professional Services — 2.5%
Barrett Business Services, Inc.(3)	409,212	31,701,654
KBR, Inc.	458,514	25,094,471
Korn Ferry	1,493,867	97,011,723
		153,807,848
Semiconductors and Semiconductor Equipment — 2.0%
Cohu, Inc.(1)	793,771	23,495,622
Kulicke & Soffa Industries, Inc.	1,769,961	99,153,215
		122,648,837

12

	Shares/Principal Amount	Value
Software — 2.8%
Avaya Holdings Corp.(1)(3)	4,915,463	$62,278,916
Teradata Corp.(1)	2,253,126	111,056,581
		173,335,497
Specialty Retail — 3.9%
MarineMax, Inc.(1)(3)	1,567,821	63,120,474
OneWater Marine, Inc., Class A(3)	1,395,262	48,066,776
Penske Automotive Group, Inc.	1,376,270	128,984,024
		240,171,274
Textiles, Apparel and Luxury Goods — 2.0%
Tapestry, Inc.	3,263,828	121,251,210
Thrifts and Mortgage Finance — 0.8%
Enact Holdings, Inc.	1,079,726	24,023,903
Provident Financial Services, Inc.	1,193,122	27,919,055
		51,942,958
Trading Companies and Distributors — 3.2%
Beacon Roofing Supply, Inc.(1)	1,628,163	96,517,503
DXP Enterprises, Inc.(1)(3)	1,178,331	31,920,987
GMS, Inc.(1)	1,267,076	63,062,372
Karat Packaging, Inc.(1)	373,624	7,416,436
		198,917,298
TOTAL COMMON STOCKS (Cost $5,234,926,422)		6,111,886,702
SHORT-TERM INVESTMENTS — 1.3%
Discount Notes — 0.3%
Federal Farm Credit Discount Notes, 0.10%, 4/1/22(4)	$20,000,000	20,000,000
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,105,578	13,105,578
State Street Navigator Securities Lending Government Money Market Portfolio(5)	8,263,030	8,263,030
		21,368,608
Repurchase Agreements — 0.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $3,651,837) in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $3,579,582)		3,579,556
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $36,512,999) at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $35,797,249)		35,797,000
		39,376,556
TOTAL SHORT-TERM INVESTMENTS (Cost $80,745,164)		80,745,164
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $5,315,671,586)		6,192,631,866
OTHER ASSETS AND LIABILITIES†		(2,493,752)
TOTAL NET ASSETS — 100.0%		$6,190,138,114
13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	18,961,800	USD	2,018,335	UBS AG	6/30/22	$2,980
USD	40,274,989	SEK	379,954,250	UBS AG	6/30/22	(227,886)
USD	963,946	SEK	8,906,300	UBS AG	6/30/22	14,540
						$(210,366)

NOTES TO SCHEDULE OF INVESTMENTS
SEK	-	Swedish Krona
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,797,403. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(4)The rate indicated is the yield to maturity at purchase.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,270,772, which includes securities collateral of $7,742.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities - unaffiliated, at value (cost of $4,776,037,078) — including $7,756,829 of securities on loan	$5,585,643,105
Investment securities - affiliated, at value (cost of $531,371,478) — including $40,574 of securities on loan	598,725,731
Investment made with cash collateral received for securities on loan, at value (cost of $8,263,030)	8,263,030
Total investment securities, at value (cost of $5,315,671,586)	6,192,631,866
Receivable for investments sold	121,287,074
Receivable for capital shares sold	10,947,601
Unrealized appreciation on forward foreign currency exchange contracts	17,520
Dividends and interest receivable	7,894,758
Securities lending receivable	35,581
6,332,814,400

Liabilities
Payable for collateral received for securities on loan	8,263,030
Payable for investments purchased	37,309,763
Payable for capital shares redeemed	92,458,537
Unrealized depreciation on forward foreign currency exchange contracts	227,886
Accrued management fees	4,366,918
Distribution and service fees payable	50,152
142,676,286

Net Assets	$6,190,138,114

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,273,156,253
Distributable earnings	916,981,861
$6,190,138,114

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,107,941,779	106,541,275	$10.40
I Class, $0.01 Par Value	$2,691,382,609	255,654,472	$10.53
Y Class, $0.01 Par Value	$106,556,883	10,105,407	$10.54
A Class, $0.01 Par Value	$113,657,939	11,088,621	$10.25*
C Class, $0.01 Par Value	$26,317,400	2,777,512	$9.48
R Class, $0.01 Par Value	$7,314,101	719,812	$10.16
R5 Class, $0.01 Par Value	$14,646,228	1,390,006	$10.54
R6 Class, $0.01 Par Value	$1,779,112,649	168,969,959	$10.53
G Class, $0.01 Par Value	$343,208,526	32,518,335	$10.55
*Maximum offering price $10.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Dividends (including $14,412,679 from affiliates and net of foreign taxes withheld of $121,556)	$84,222,958
Securities lending, net	144,984
Interest	31,895
84,399,837

Expenses:
Management fees	51,579,798
Distribution and service fees:
A Class	285,656
C Class	239,161
R Class	33,557
Directors' fees and expenses	137,226
Other expenses	331
52,275,729
Fees waived - G Class	(2,933,350)
49,342,379

Net investment income (loss)	35,057,458

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $50,626,489 from affiliates) (Note 4)	422,710,674
Forward foreign currency exchange contract transactions	5,198,162
Foreign currency translation transactions	58,459
427,967,295

Change in net unrealized appreciation (depreciation) on:
Investments (including $(113,194,941) from affiliates)	(263,584,677)
Forward foreign currency exchange contracts	(210,366)
(263,795,043)

Net realized and unrealized gain (loss)	164,172,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$199,229,710

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$35,057,458	$17,709,446
Net realized gain (loss)	427,967,295	190,771,566
Change in net unrealized appreciation (depreciation)	(263,795,043)	1,587,349,837
Net increase (decrease) in net assets resulting from operations	199,229,710	1,795,830,849

Distributions to Shareholders
From earnings:
Investor Class	(85,394,553)	(3,150,781)
I Class	(200,774,759)	(6,801,236)
Y Class	(6,566,926)	(339,676)
A Class	(8,624,080)	(153,102)
C Class	(1,964,123)	—
R Class	(504,032)	(1,916)
R5 Class	(1,031,885)	(45,434)
R6 Class	(116,741,559)	(4,992,095)
G Class	(33,912,858)	(5,290,956)
Decrease in net assets from distributions	(455,514,775)	(20,775,196)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,943,415,925	1,371,014,953

Net increase (decrease) in net assets	1,687,130,860	3,146,070,606

Net Assets
Beginning of period	4,503,007,254	1,356,936,648
End of period	$6,190,138,114	$4,503,007,254

See Notes to Financial Statements.
17

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$8,263,030	—	—	—	$8,263,030
Gross amount of recognized liabilities for securities lending transactions					$8,263,030
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.09%
I Class	0.80% to 1.05%	0.89%
Y Class	0.65% to 0.90%	0.74%
A Class	1.00% to 1.25%	1.09%
C Class	1.00% to 1.25%	1.09%
R Class	1.00% to 1.25%	1.09%
R5 Class	0.80% to 1.05%	0.89%
R6 Class	0.65% to 0.90%	0.74%
G Class	0.65% to 0.90%	0.00%(1)
(1)Effective annual management fee before waiver was 0.74%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

21

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $4,489,112 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2022 were $4,112,272,887 and $2,452,354,979, respectively.
For the period ended March 31, 2022, the fund incurred net realized gains of $38,830,076 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	47,898,248	$535,098,036	40,326,653	$326,284,879
Issued in reinvestment of distributions	7,868,332	83,518,740	430,711	3,039,149
Redeemed	(38,471,805)	(427,162,341)	(35,943,298)	(261,463,817)
	17,294,775	191,454,435	4,814,066	67,860,211
I Class/Shares Authorized	1,500,000,000		800,000,000
Sold	155,758,028	1,745,410,740	153,121,813	1,350,198,944
Issued in reinvestment of distributions	16,588,074	178,302,193	791,999	6,121,740
Redeemed	(105,364,131)	(1,175,678,794)	(42,625,240)	(330,844,984)
	66,981,971	748,034,139	111,288,572	1,025,475,700
Y Class/Shares Authorized	60,000,000		60,000,000
Sold	6,199,280	68,661,686	3,747,350	31,726,079
Issued in reinvestment of distributions	434,498	4,680,071	32,693	251,672
Redeemed	(2,671,253)	(29,656,559)	(2,206,380)	(16,362,220)
	3,962,525	43,685,198	1,573,663	15,615,531
A Class/Shares Authorized	80,000,000		80,000,000
Sold	4,942,951	54,328,984	3,384,280	27,106,052
Issued in reinvestment of distributions	774,979	8,107,973	23,213	149,558
Redeemed	(3,545,343)	(38,455,376)	(3,895,324)	(30,777,886)
	2,172,587	23,981,581	(487,831)	(3,522,276)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,325,224	13,600,276	1,205,644	9,721,981
Issued in reinvestment of distributions	171,921	1,662,626	—	—
Redeemed	(279,450)	(2,797,652)	(176,515)	(1,278,094)
	1,217,695	12,465,250	1,029,129	8,443,887
R Class/Shares Authorized	20,000,000		180,000,000
Sold	414,495	4,529,516	184,334	1,574,021
Issued in reinvestment of distributions	48,597	504,032	306	1,915
Redeemed	(229,674)	(2,479,922)	(149,094)	(1,179,377)
	233,418	2,553,626	35,546	396,559
R5 Class/Shares Authorized	20,000,000		40,000,000
Sold	1,088,366	12,203,841	1,441,277	10,417,513
Issued in reinvestment of distributions	95,911	1,031,885	6,113	45,434
Redeemed	(702,177)	(7,852,962)	(1,180,367)	(8,588,379)
	482,100	5,382,764	267,023	1,874,568
R6 Class/Shares Authorized	900,000,000		450,000,000
Sold	105,191,783	1,180,480,567	56,027,727	446,342,135
Issued in reinvestment of distributions	10,500,337	112,884,267	652,567	4,948,292
Redeemed	(33,550,767)	(376,237,451)	(25,033,289)	(199,977,832)
	82,141,353	917,127,383	31,647,005	251,312,595
G Class/Shares Authorized	300,000,000		300,000,000
Sold	11,418,982	129,340,781	20,818,476	125,595,248
Issued in reinvestment of distributions	3,142,112	33,912,858	696,920	5,290,956
Redeemed	(15,077,068)	(164,522,090)	(14,913,075)	(127,328,026)
	(515,974)	(1,268,451)	6,602,321	3,558,178
Net increase (decrease)	173,970,450	$1,943,415,925	156,769,494	$1,371,014,953

23

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2022 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Avaya Holdings Corp.(1)	$31,394	$82,226	$1,497	$(49,844)	$62,279	4,915	$(39)	—
Barrett Business Services, Inc.	28,577	5,533	5,898	3,490	31,702	409	1,132	$500
CECO Environmental Corp.(1)	13,600	511	102	(4,346)	9,663	1,760	35	—
Charah Solutions, Inc.(1)(2)	9,748	626	2,033	1,269	9,610	1,926	(898)	—
Compass Diversified Holdings	93,642	33,769	11,606	1,153	116,958	4,920	2,748	7,715
Deluxe Corp.	87,487	16,695	10,396	(24,608)	69,178	2,288	(1,196)	2,638
Donnelley Financial Solutions, Inc.(1)	86,273	9,491	34,767	(1,145)	59,853	1,800	24,489	—
DXP Enterprises, Inc.(1)	33,853	12,400	11,507	(2,825)	31,921	1,178	270	—
Entravision Communications Corp., Class A	33,027	6,988	4,949	15,277	50,343	7,854	5,618	768
Graham Corp.	10,550	—	110	(4,808)	5,632	731	(30)	244
IBEX Holdings Ltd.(1)	16,280	3,151	129	(4,754)	14,548	913	77	—
MarineMax, Inc.(1)	57,751	28,099	9,306	(13,424)	63,120	1,568	(797)	—
OneWater Marine, Inc., Class A	45,155	12,178	142	(9,124)	48,067	1,395	573	2,187
Red Robin Gourmet Burgers, Inc.(1)	59,034	2,798	162	(35,818)	25,852	1,533	204	—
Tecnoglass,Inc.(3)	26,504	33,668	20,611	16,312	(3)	(3)	18,440	361
	$632,875	$248,133	$113,215	$(113,195)	$598,726	33,190	$50,626	$14,413
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan.
(3)Company was not an affiliate at March 31 2022.

24

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,066,431,910	$45,454,792	—
Short-Term Investments	21,368,608	59,376,556	—
	$6,087,800,518	$104,831,348	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$17,520	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$227,886	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $44,558,197.
25

The value of foreign currency risk derivative instruments as of March 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $17,520 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $227,886 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,198,162 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(210,366) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
10. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$300,112,544	$20,775,196
Long-term capital gains	$155,402,231	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,417,400,264
Gross tax appreciation of investments	$1,000,717,036
Gross tax depreciation of investments	(225,485,434)
Net tax appreciation (depreciation) of investments	$775,231,602
Undistributed ordinary income	$30,249,199
Accumulated long-term gains	$111,501,060

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.74	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$10.40	4.45%	1.09%	1.09%	0.35%	0.35%	43%	$1,107,942
2021	$5.20	0.03	5.55	5.58	(0.04)	—	(0.04)	$10.74	107.63%	1.19%	1.19%	0.46%	0.46%	72%	$958,579
2020	$7.05	0.05	(1.71)	(1.66)	(0.04)	(0.15)	(0.19)	$5.20	(24.44)%	1.25%	1.25%	0.71%	0.71%	71%	$439,030
2019	$8.64	0.06	(0.44)	(0.38)	(0.05)	(1.16)	(1.21)	$7.05	(3.15)%	1.25%	1.25%	0.68%	0.68%	90%	$594,650
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	1.26%	0.42%	0.42%	90%	$687,877
I Class
2022	$10.86	0.06	0.46	0.52	(0.08)	(0.77)	(0.85)	$10.53	4.70%	0.89%	0.89%	0.55%	0.55%	43%	$2,691,383
2021	$5.26	0.05	5.61	5.66	(0.06)	—	(0.06)	$10.86	108.04%	0.99%	0.99%	0.66%	0.66%	72%	$2,049,527
2020	$7.13	0.07	(1.74)	(1.67)	(0.05)	(0.15)	(0.20)	$5.26	(24.30)%	1.05%	1.05%	0.91%	0.91%	71%	$407,147
2019	$8.72	0.07	(0.44)	(0.37)	(0.06)	(1.16)	(1.22)	$7.13	(2.95)%	1.05%	1.05%	0.88%	0.88%	90%	$352,298
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	1.06%	0.62%	0.62%	90%	$411,986

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$10.88	0.08	0.45	0.53	(0.10)	(0.77)	(0.87)	$10.54	4.75%	0.74%	0.74%	0.70%	0.70%	43%	$106,557
2021	$5.27	0.06	5.62	5.68	(0.07)	—	(0.07)	$10.88	108.41%	0.84%	0.84%	0.81%	0.81%	72%	$66,827
2020	$7.14	0.09	(1.75)	(1.66)	(0.06)	(0.15)	(0.21)	$5.27	(24.15)%	0.90%	0.90%	1.06%	1.06%	71%	$24,079
2019	$8.73	0.10	(0.45)	(0.35)	(0.08)	(1.16)	(1.24)	$7.14	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$3,320
2018(3)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(4)	0.91%(4)	0.95%(4)	0.95%(4)	90%(5)	$131
A Class
2022	$10.60	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$10.25	4.20%	1.34%	1.34%	0.10%	0.10%	43%	$113,658
2021	$5.13	0.02	5.47	5.49	(0.02)	—	(0.02)	$10.60	107.16%	1.44%	1.44%	0.21%	0.21%	72%	$94,533
2020	$6.96	0.03	(1.69)	(1.66)	(0.02)	(0.15)	(0.17)	$5.13	(24.66)%	1.50%	1.50%	0.46%	0.46%	71%	$48,260
2019	$8.54	0.03	(0.42)	(0.39)	(0.03)	(1.16)	(1.19)	$6.96	(3.32)%	1.50%	1.50%	0.43%	0.43%	90%	$82,755
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	1.51%	0.17%	0.17%	90%	$116,763
C Class
2022	$9.90	(0.06)	0.42	0.36	(0.01)	(0.77)	(0.78)	$9.48	3.49%	2.09%	2.09%	(0.65)%	(0.65)%	43%	$26,317
2021	$4.82	(0.04)	5.12	5.08	—	—	—	$9.90	105.39%	2.19%	2.19%	(0.54)%	(0.54)%	72%	$15,448
2020	$6.57	(0.02)	(1.58)	(1.60)	—	(0.15)	(0.15)	$4.82	(25.11)%	2.25%	2.25%	(0.29)%	(0.29)%	71%	$2,556
2019	$8.18	(0.02)	(0.43)	(0.45)	—	(1.16)	(1.16)	$6.57	(4.19)%	2.25%	2.25%	(0.32)%	(0.32)%	90%	$2,536
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	2.26%	(0.58)%	(0.58)%	90%	$2,688

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$10.53	(0.02)	0.44	0.42	(0.02)	(0.77)	(0.79)	$10.16	3.87%	1.59%	1.59%	(0.15)%	(0.15)%	43%	$7,314
2021	$5.10	—(6)	5.43	5.43	—(6)	—	—(6)	$10.53	106.61%	1.69%	1.69%	(0.04)%	(0.04)%	72%	$5,120
2020	$6.92	0.01	(1.68)	(1.67)	—(6)	(0.15)	(0.15)	$5.10	(24.80)%	1.75%	1.75%	0.21%	0.21%	71%	$2,299
2019	$8.50	0.02	(0.43)	(0.41)	(0.01)	(1.16)	(1.17)	$6.92	(3.58)%	1.75%	1.75%	0.18%	0.18%	90%	$3,437
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	1.76%	(0.08)%	(0.08)%	90%	$3,284
R5 Class
2022	$10.87	0.06	0.46	0.52	(0.08)	(0.77)	(0.85)	$10.54	4.70%	0.89%	0.89%	0.55%	0.55%	43%	$14,646
2021	$5.26	0.05	5.62	5.67	(0.06)	—	(0.06)	$10.87	108.23%	0.99%	0.99%	0.66%	0.66%	72%	$9,870
2020	$7.14	0.06	(1.74)	(1.68)	(0.05)	(0.15)	(0.20)	$5.26	(24.41)%	1.05%	1.05%	0.91%	0.91%	71%	$3,373
2019	$8.73	0.11	(0.48)	(0.37)	(0.06)	(1.16)	(1.22)	$7.14	(2.92)%	1.05%	1.05%	0.88%	0.88%	90%	$491
2018(3)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(4)	1.06%(4)	0.65%(4)	0.65%(4)	90%(5)	$5
R6 Class
2022	$10.86	0.08	0.46	0.54	(0.10)	(0.77)	(0.87)	$10.53	4.86%	0.74%	0.74%	0.70%	0.70%	43%	$1,779,113
2021	$5.26	0.06	5.61	5.67	(0.07)	—	(0.07)	$10.86	108.42%	0.84%	0.84%	0.81%	0.81%	72%	$943,344
2020	$7.13	0.08	(1.74)	(1.66)	(0.06)	(0.15)	(0.21)	$5.26	(24.19)%	0.90%	0.90%	1.06%	1.06%	71%	$290,444
2019	$8.72	0.09	(0.44)	(0.35)	(0.08)	(1.16)	(1.24)	$7.13	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$316,502
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.91%	0.77%	0.77%	90%	$278,351

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$10.89	0.16	0.45	0.61	(0.18)	(0.77)	(0.95)	$10.55	5.62%	0.00%(7)	0.74%	1.44%	0.70%	43%	$343,209
2021	$5.29	0.12	5.63	5.75	(0.15)	—	(0.15)	$10.89	110.06%	0.00%(7)	0.84%	1.65%	0.81%	72%	$359,758
2020	$7.25	0.15	(1.85)	(1.70)	(0.11)	(0.15)	(0.26)	$5.29	(24.58)%	0.00%(7)	0.90%	1.96%	1.06%	71%	$139,749

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.
(7)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	68	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	68	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	68	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	68	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	68	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2022.

For corporate taxpayers, the fund hereby designates $79,495,850, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $169,621,437, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund hereby designates $279,634,400 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $25,053,995 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 2205

Annual Report

March 31, 2022

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	12.26%	9.54%	11.00%	—	9/1/93
Russell 1000 Value Index	—	11.67%	10.28%	11.69%	—	—
S&P 500 Index	—	15.65%	15.98%	14.63%	—	—
I Class	AVLIX	12.44%	9.73%	11.21%	—	7/31/97
Y Class	AVUYX	12.61%	—	—	9.99%	4/10/17
A Class	TWADX					10/2/96
No sales charge		12.00%	9.25%	10.72%	—
With sales charge		5.54%	7.96%	10.07%	—
C Class	ACLCX	11.15%	8.45%	9.90%	—	6/4/01
R Class	AVURX	11.70%	8.97%	10.44%	—	7/29/05
R5 Class	AVUGX	12.45%	—	—	9.84%	4/10/17
R6 Class	AVUDX	12.61%	9.89%	—	10.06%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $28,418

Russell 1000 Value Index — $30,235

S&P 500 Index — $39,197

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Michael Liss, David Byrns, Philip Sundell, Kevin Toney, Brian Woglom and Phil Davidson

Effective February 2022, David Byrns was promoted to portfolio manager.

Performance Summary

Value returned 12.26%* for the fiscal year ended March 31, 2022, compared with the 11.67% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s outperformance relative to the benchmark was led by an overweight allocation and stock selection in the energy sector. Stock decisions and an underweight in the information technology sector also added value to relative performance. Stock selection in the consumer staples sector was a top detractor, while stock decisions and an underweight allocation in materials dampened performance.

Energy and Information Technology Contributed

Our overweights and stock selection in the energy sector benefited relative performance. As oil and natural gas prices rose, most energy stocks turned in strong performances. Devon Energy, Chevron and Baker Hughes were among the portfolio’s top individual contributors.

Stock selection and an underweight led to outperformance in the information technology sector. A lack of exposure to the IT services industry and other benchmark names supported relative performance. Stock selection in the consumer discretionary sector also contributed to returns.

Among individual top contributors was Comcast. Lack of exposure to this global media and technology company positively impacted relative results. The stock underperformed as investors had concerns over the potential for intense competition in broadband, high-speed internet service.

Consumer Staples and Materials Detracted

Our security selection in the consumer staples sector, the food products industry in particular, negatively impacted relative performance. Unilever, a top detractor, was pressured by higher commodity costs and the perception of disproportionate exposure to the war in Ukraine relative to its peers.

Stock selection and an underweight in the materials sector detracted from the portfolio’s performance. Mondi was a notable detractor. Shares of this U.K.-based global packaging and paper company underperformed due to uncertainty regarding the future of its paper mill in Russia. The company generates approximately 20% of its operating profit in Russia.

Elsewhere, AT&T detracted from performance. This communication services stock underperformed due to strategic decisions, such as spinning off its WarnerMedia division. The divestiture led to AT&T lowering its dividend, disappointing shareholders.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We continue to see value in energy. Our research has led us to energy companies that we believe are higher quality and offer solid assets, strong balance sheets and management teams focused on returns on capital and return of capital to shareholders. The portfolio is also overweight in financials. Banks represent the majority of our financials exposure, but we also hold select positions in diversified financial services, capital markets and insurance companies.

The portfolio remains overweight in the consumer staples sector. We’re finding opportunities among companies that make products consumers depend on every day, regardless of economic conditions or their personal financial situations. Businesses in this sector make and sell food, beverages and household products, as well as retail products. Because consumers deem these products necessities, the companies that make them are less sensitive to economic cycles.

Real estate continues to be a notable underweight due to valuations that we believe are extended. In addition, our portfolio remains underweight in utilities relative to the benchmark. However, we continue to look for opportunities in these sectors.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Short-Term Investments	2.3%
Other Assets and Liabilities	(0.2)%

Top Five Industries	% of net assets
Banks	11.0%
Pharmaceuticals	8.7%
Oil, Gas and Consumable Fuels	6.9%
Health Care Providers and Services	5.0%
Diversified Telecommunication Services	4.7%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,086.00	$5.30	1.02%
I Class	$1,000	$1,086.80	$4.27	0.82%
Y Class	$1,000	$1,087.60	$3.49	0.67%
A Class	$1,000	$1,084.80	$6.60	1.27%
C Class	$1,000	$1,080.00	$10.48	2.02%
R Class	$1,000	$1,082.10	$7.89	1.52%
R5 Class	$1,000	$1,086.90	$4.27	0.82%
R6 Class	$1,000	$1,086.40	$3.49	0.67%
Hypothetical
Investor Class	$1,000	$1,019.85	$5.14	1.02%
I Class	$1,000	$1,020.84	$4.13	0.82%
Y Class	$1,000	$1,021.59	$3.38	0.67%
A Class	$1,000	$1,018.60	$6.39	1.27%
C Class	$1,000	$1,014.86	$10.15	2.02%
R Class	$1,000	$1,017.35	$7.64	1.52%
R5 Class	$1,000	$1,020.84	$4.13	0.82%
R6 Class	$1,000	$1,021.59	$3.38	0.67%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 1.9%
BAE Systems PLC	1,291,570	$12,129,712
Raytheon Technologies Corp.	222,380	22,031,187
Thales SA	92,440	11,576,771
		45,737,670
Airlines — 0.8%
Southwest Airlines Co.(1)	407,300	18,654,340
Auto Components — 0.9%
BorgWarner, Inc.	566,382	22,032,260
Automobiles — 1.3%
General Motors Co.(1)	460,384	20,137,196
Honda Motor Co. Ltd.	398,900	11,307,155
		31,444,351
Banks — 11.0%
Bank of America Corp.	1,177,350	48,530,367
Comerica, Inc.	91,107	8,238,806
JPMorgan Chase & Co.	485,271	66,152,143
Prosperity Bancshares, Inc.	209,170	14,512,215
Truist Financial Corp.	425,185	24,107,989
U.S. Bancorp	1,147,607	60,995,312
Wells Fargo & Co.	870,668	42,192,571
		264,729,403
Capital Markets — 4.0%
Bank of New York Mellon Corp.	800,410	39,724,348
Invesco Ltd.	883,436	20,372,034
Northern Trust Corp.	152,832	17,797,287
State Street Corp.	213,310	18,583,567
		96,477,236
Chemicals — 0.3%
Akzo Nobel NV	84,750	7,281,914
Communications Equipment — 3.4%
Cisco Systems, Inc.	1,184,634	66,055,192
F5, Inc.(1)	78,297	16,360,158
		82,415,350
Containers and Packaging — 0.8%
Sonoco Products Co.	301,669	18,872,413
Diversified Financial Services — 4.5%
Berkshire Hathaway, Inc., Class A(1)	129	68,230,809
Berkshire Hathaway, Inc., Class B(1)	113,485	40,049,991
		108,280,800
Diversified Telecommunication Services — 4.7%
AT&T, Inc.	2,560,430	60,502,961
Verizon Communications, Inc.	1,021,252	52,022,577
		112,525,538
Electric Utilities — 1.4%
Edison International	258,270	18,104,727
Pinnacle West Capital Corp.	202,530	15,817,593
		33,922,320
10

	Shares	Value
Electrical Equipment — 2.7%
Emerson Electric Co.	187,773	$18,411,143
Hubbell, Inc.	105,337	19,357,780
nVent Electric PLC	441,168	15,343,823
Signify NV	239,150	11,124,631
		64,237,377
Electronic Equipment, Instruments and Components — 0.4%
Anritsu Corp.	663,400	8,400,505
Energy Equipment and Services — 2.5%
Baker Hughes Co.	710,718	25,877,242
Halliburton Co.	281,500	10,660,405
Schlumberger NV	589,128	24,336,878
		60,874,525
Entertainment — 1.3%
Walt Disney Co.(1)	229,490	31,476,848
Equity Real Estate Investment Trusts (REITs) — 1.7%
Equinix, Inc.	15,920	11,806,591
Healthpeak Properties, Inc.	458,410	15,737,215
Weyerhaeuser Co.	368,410	13,962,739
		41,506,545
Food and Staples Retailing — 2.1%
Koninklijke Ahold Delhaize NV	887,165	28,536,101
Walmart, Inc.	149,181	22,216,035
		50,752,136
Food Products — 4.5%
Conagra Brands, Inc.	1,057,928	35,514,643
Danone SA	329,440	18,199,239
JDE Peet's NV	330,748	9,470,457
Kellogg Co.	246,799	15,916,067
Mondelez International, Inc., Class A	291,651	18,309,850
Orkla ASA	1,133,730	10,072,610
		107,482,866
Gas Utilities — 0.6%
Atmos Energy Corp.	117,994	14,099,103
Health Care Equipment and Supplies — 4.7%
Medtronic PLC	510,990	56,694,341
Zimmer Biomet Holdings, Inc.	424,967	54,353,279
Zimvie, Inc.(1)	41,894	956,859
		112,004,479
Health Care Providers and Services — 5.0%
Cardinal Health, Inc.	714,895	40,534,546
Cigna Corp.	59,780	14,323,886
CVS Health Corp.	251,670	25,471,521
McKesson Corp.	55,020	16,843,272
Quest Diagnostics, Inc.	93,760	12,831,994
Universal Health Services, Inc., Class B	75,700	10,972,715
		120,977,934
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA	178,210	14,501,999
Household Products — 1.2%
Kimberly-Clark Corp.	97,300	11,983,468
Procter & Gamble Co.	115,999	17,724,647
		29,708,115
11

	Shares	Value
Industrial Conglomerates — 3.3%
General Electric Co.	612,198	$56,016,117
Siemens AG	165,530	22,920,485
		78,936,602
Insurance — 2.6%
Allstate Corp.	112,320	15,557,443
Chubb Ltd.	115,933	24,798,069
Reinsurance Group of America, Inc.	209,666	22,950,040
		63,305,552
Leisure Products — 0.5%
Mattel, Inc.(1)	485,430	10,781,400
Machinery — 0.4%
IMI PLC	544,726	9,698,314
Metals and Mining — 0.8%
BHP Group Ltd.	516,775	19,920,378
Multi-Utilities — 0.4%
Engie SA	711,620	9,355,666
Multiline Retail — 1.0%
Dollar Tree, Inc.(1)	156,260	25,025,039
Oil, Gas and Consumable Fuels — 6.9%
Chevron Corp.	240,624	39,180,806
ConocoPhillips	204,183	20,418,300
Devon Energy Corp.	281,130	16,623,217
EQT Corp.	354,351	12,193,218
Exxon Mobil Corp.	397,230	32,807,226
Shell PLC	687,325	18,838,676
TotalEnergies SE(2)	500,074	25,303,504
		165,364,947
Paper and Forest Products — 0.8%
Mondi PLC	940,585	18,282,929
Personal Products — 1.2%
Unilever PLC	640,550	28,950,425
Pharmaceuticals — 8.7%
Bristol-Myers Squibb Co.	304,160	22,212,805
Johnson & Johnson	416,182	73,759,936
Merck & Co., Inc.	647,012	53,087,335
Pfizer, Inc.	606,433	31,395,036
Roche Holding AG	32,450	12,839,222
Teva Pharmaceutical Industries Ltd., ADR(1)	1,539,747	14,458,224
		207,752,558
Road and Rail — 1.0%
Heartland Express, Inc.	1,644,601	23,139,536
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	897,682	44,489,120
QUALCOMM, Inc.	116,564	17,813,310
		62,302,430
Software — 1.6%
Open Text Corp.	427,860	18,141,264
Oracle Corp. (New York)	249,229	20,618,715
		38,759,979
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	108,936	22,545,395
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	341,575	12,399,173
12

	Shares	Value
Textiles, Apparel and Luxury Goods — 1.2%
Ralph Lauren Corp.	102,190	$11,592,434
Tapestry, Inc.	476,662	17,707,993
		29,300,427
Trading Companies and Distributors — 1.2%
MSC Industrial Direct Co., Inc., Class A	329,579	28,083,427
TOTAL COMMON STOCKS (Cost $1,575,642,692)		2,352,300,204
SHORT-TERM INVESTMENTS — 2.3%
Money Market Funds — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,359,759	12,359,759
State Street Navigator Securities Lending Government Money Market Portfolio(3)	6,075,515	6,075,515
		18,435,274
Repurchase Agreements — 1.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $3,445,003), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $3,376,840)		3,376,816
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $34,444,386), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $33,769,235)		33,769,000
		37,145,816
TOTAL SHORT-TERM INVESTMENTS (Cost $55,581,090)		55,581,090
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,631,223,782)		2,407,881,294
OTHER ASSETS AND LIABILITIES — (0.2)%		(5,786,407)
TOTAL NET ASSETS — 100.0%		$2,402,094,887

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,408,481	AUD	18,003,149	Bank of America N.A.	6/30/22	$(84,135)
USD	686,511	AUD	918,568	Bank of America N.A.	6/30/22	(1,918)
USD	611,940	AUD	813,921	Bank of America N.A.	6/30/22	1,940
USD	9,618,680	CHF	8,935,513	Morgan Stanley	6/30/22	(88,183)
USD	140,031,000	EUR	126,668,144	JPMorgan Chase Bank N.A.	6/30/22	(579,988)
USD	45,670,276	GBP	34,487,654	Bank of America N.A.	6/30/22	378,177
USD	14,637,727	JPY	1,761,591,900	Bank of America N.A.	6/30/22	132,241
USD	573,231	JPY	69,555,375	Bank of America N.A.	6/30/22	491
USD	7,595,535	NOK	66,765,360	UBS AG	6/30/22	15,462
						$(225,913)

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,740,768. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $6,075,515.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $1,625,148,267) — including $5,740,768 of securities on loan	$2,401,805,779
Investment made with cash collateral received for securities on loan, at value (cost of $6,075,515)	6,075,515
Total investment securities, at value (cost of $1,631,223,782)	2,407,881,294
Receivable for investments sold	5,871,119
Receivable for capital shares sold	776,421
Unrealized appreciation on forward foreign currency exchange contracts	528,311
Dividends and interest receivable	4,890,014
Securities lending receivable	3,388
2,419,950,547

Liabilities
Payable for collateral received for securities on loan	6,075,515
Payable for investments purchased	6,622,273
Payable for capital shares redeemed	2,415,923
Unrealized depreciation on forward foreign currency exchange contracts	754,224
Accrued management fees	1,857,875
Distribution and service fees payable	129,850
17,855,660

Net Assets	$2,402,094,887

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,554,960,245
Distributable earnings	847,134,642
$2,402,094,887

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,309,198,129	142,952,015	$9.16
I Class, $0.01 Par Value	$520,320,505	56,671,320	$9.18
Y Class, $0.01 Par Value	$128,720,576	14,017,750	$9.18
A Class, $0.01 Par Value	$69,880,466	7,640,535	$9.15*
C Class, $0.01 Par Value	$9,886,255	1,104,643	$8.95
R Class, $0.01 Par Value	$254,460,488	27,796,948	$9.15
R5 Class, $0.01 Par Value	$2,617,862	285,217	$9.18
R6 Class, $0.01 Par Value	$107,010,606	11,651,265	$9.18
*Maximum offering price $9.71 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,108,613)	$61,844,774
Interest	120,489
Securities lending, net	83,300
62,048,563

Expenses:
Management fees	22,636,921
Distribution and service fees:
A Class	173,223
C Class	98,442
R Class	1,230,096
Directors' fees and expenses	59,264
Other expenses	258,300
24,456,246

Net investment income (loss)	37,592,317

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	375,668,534
Forward foreign currency exchange contract transactions	15,426,472
Foreign currency translation transactions	(105,001)
390,990,005

Change in net unrealized appreciation (depreciation) on:
Investments	(133,618,575)
Forward foreign currency exchange contracts	(3,408,886)
Translation of assets and liabilities in foreign currencies	(21,752)
(137,049,213)

Net realized and unrealized gain (loss)	253,940,792

Net Increase (Decrease) in Net Assets Resulting from Operations	$291,533,109

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$37,592,317	$42,081,542
Net realized gain (loss)	390,990,005	110,465,919
Change in net unrealized appreciation (depreciation)	(137,049,213)	939,867,042
Net increase (decrease) in net assets resulting from operations	291,533,109	1,092,414,503

Distributions to Shareholders
From earnings:
Investor Class	(161,082,877)	(47,389,449)
I Class	(67,705,351)	(18,043,626)
Y Class	(15,323,017)	(3,313,630)
A Class	(8,557,994)	(1,899,039)
C Class	(1,151,149)	(261,340)
R Class	(29,698,860)	(6,184,829)
R5 Class	(318,549)	(69,988)
R6 Class	(12,133,497)	(3,640,523)
Decrease in net assets from distributions	(295,971,294)	(80,802,424)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(203,075,147)	(300,990,460)

Net increase (decrease) in net assets	(207,513,332)	710,621,619

Net Assets
Beginning of period	2,609,608,219	1,898,986,600
End of period	$2,402,094,887	$2,609,608,219

See Notes to Financial Statements.
17

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$6,075,515	—	—	—	$6,075,515
Gross amount of recognized liabilities for securities lending transactions					$6,075,515
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).
The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	1.00%
I Class	0.65% to 0.80%	0.80%
Y Class	0.50% to 0.65%	0.65%
A Class	0.85% to 1.00%	1.00%
C Class	0.85% to 1.00%	1.00%
R Class	0.85% to 1.00%	1.00%
R5 Class	0.65% to 0.80%	0.80%
R6 Class	0.50% to 0.65%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,801,514 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 were $984,375,589 and $1,408,141,618, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,350,000,000		1,350,000,000
Sold	13,559,184	$128,574,461	20,891,001	$162,180,523
Issued in reinvestment of distributions	17,680,147	155,206,819	5,782,191	45,104,856
Redeemed	(54,760,353)	(529,042,949)	(91,975,737)	(668,759,186)
	(23,521,022)	(245,261,669)	(65,302,545)	(461,473,807)
I Class/Shares Authorized	400,000,000		400,000,000
Sold	4,660,313	44,504,194	51,227,913	357,034,754
Issued in reinvestment of distributions	7,604,075	67,010,969	2,287,477	17,868,731
Redeemed	(12,251,204)	(115,844,231)	(22,514,917)	(170,343,966)
	13,184	(4,329,068)	31,000,473	204,559,519
Y Class/Shares Authorized	130,000,000		130,000,000
Sold	6,719,308	63,586,908	6,831,633	51,846,513
Issued in reinvestment of distributions	1,521,680	13,435,978	350,684	2,783,963
Redeemed	(7,138,696)	(69,231,624)	(1,838,386)	(13,846,282)
	1,102,292	7,791,262	5,343,931	40,784,194
A Class/Shares Authorized	60,000,000		60,000,000
Sold	1,631,731	15,351,982	1,553,173	12,101,266
Issued in reinvestment of distributions	880,127	7,709,724	219,542	1,712,093
Redeemed	(2,031,837)	(19,138,683)	(2,976,521)	(22,195,383)
	480,021	3,923,023	(1,203,806)	(8,382,024)
C Class/Shares Authorized	20,000,000		25,000,000
Sold	254,435	2,393,777	205,865	1,602,499
Issued in reinvestment of distributions	132,544	1,133,934	33,493	256,871
Redeemed	(291,412)	(2,706,195)	(1,011,329)	(7,680,219)
	95,567	821,516	(771,971)	(5,820,849)
R Class/Shares Authorized	175,000,000		175,000,000
Sold	1,486,468	14,108,754	2,127,440	15,336,461
Issued in reinvestment of distributions	3,389,739	29,698,860	788,342	6,184,619
Redeemed	(2,539,300)	(24,001,845)	(2,259,988)	(18,088,339)
	2,336,907	19,805,769	655,794	3,432,741
R5 Class/Shares Authorized	20,000,000		30,000,000
Sold	32,133	310,289	26,422	196,902
Issued in reinvestment of distributions	36,178	318,549	8,910	69,988
Redeemed	(27,469)	(263,806)	(13,919)	(105,851)
	40,842	365,032	21,413	161,039
R6 Class/Shares Authorized	125,000,000		150,000,000
Sold	3,922,544	36,833,008	6,460,861	49,366,293
Issued in reinvestment of distributions	1,366,401	12,049,360	445,647	3,462,825
Redeemed	(3,671,920)	(35,073,380)	(17,181,917)	(127,080,391)
	1,617,025	13,808,988	(10,275,409)	(74,251,273)
Net increase (decrease)	(17,835,184)	$(203,075,147)	(40,532,120)	$(300,990,460)

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$22,031,187	$23,706,483	—
Automobiles	20,137,196	11,307,155	—
Chemicals	—	7,281,914	—
Electrical Equipment	53,112,746	11,124,631	—
Electronic Equipment, Instruments and Components	—	8,400,505	—
Food and Staples Retailing	22,216,035	28,536,101	—
Food Products	69,740,560	37,742,306	—
Hotels, Restaurants and Leisure	—	14,501,999	—
Industrial Conglomerates	56,016,117	22,920,485	—
Machinery	—	9,698,314	—
Metals and Mining	—	19,920,378	—
Multi-Utilities	—	9,355,666	—
Oil, Gas and Consumable Fuels	121,222,767	44,142,180	—
Paper and Forest Products	—	18,282,929	—
Personal Products	—	28,950,425	—
Pharmaceuticals	194,913,336	12,839,222	—
Other Industries	1,484,199,567	—	—
Short-Term Investments	18,435,274	37,145,816	—
	$2,062,024,785	$345,856,509	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$528,311	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$754,224	—

23

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $242,684,620.
The value of foreign currency risk derivative instruments as of March 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $528,311 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $754,224 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $15,426,472 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(3,408,886) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$120,901,348	$53,037,015
Long-term capital gains	$175,069,946	$27,765,409

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,694,498,252
Gross tax appreciation of investments	$755,121,716
Gross tax depreciation of investments	(41,738,674)
Net tax appreciation (depreciation) of investments	713,383,042
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(12,715)
Net tax appreciation (depreciation)	$713,370,327
Undistributed ordinary income	$21,601,322
Accumulated long-term gains	$112,162,993
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.32	0.14	0.94	1.08	(0.15)	(1.09)	(1.24)	$9.16	12.26%	1.01%	1.52%	41%	$1,309,198
2021	$5.92	0.14	3.55	3.69	(0.15)	(0.14)	(0.29)	$9.32	63.17%	1.00%	1.88%	53%	$1,550,992
2020	$8.10	0.15	(1.60)	(1.45)	(0.14)	(0.59)	(0.73)	$5.92	(19.92)%	1.00%	1.90%	46%	$1,373,039
2019	$8.65	0.15	0.15	0.30	(0.14)	(0.71)	(0.85)	$8.10	4.01%	0.98%	1.70%	48%	$1,845,967
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
I Class
2022	$9.34	0.16	0.94	1.10	(0.17)	(1.09)	(1.26)	$9.18	12.44%	0.81%	1.72%	41%	$520,321
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$529,024
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$152,349
2019	$8.67	0.16	0.15	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$313,183
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
Y Class
2022	$9.34	0.18	0.93	1.11	(0.18)	(1.09)	(1.27)	$9.18	12.61%	0.66%	1.87%	41%	$128,721
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$120,607
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.60)%	0.65%	2.25%	46%	$44,963
2019	$8.67	0.19	0.14	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$307,792
2018(3)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(4)	2.15%(4)	35%(5)	$1,038

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$9.31	0.12	0.93	1.05	(0.12)	(1.09)	(1.21)	$9.15	12.00%	1.26%	1.27%	41%	$69,880
2021	$5.92	0.12	3.54	3.66	(0.13)	(0.14)	(0.27)	$9.31	62.58%	1.25%	1.63%	53%	$66,639
2020	$8.09	0.13	(1.59)	(1.46)	(0.12)	(0.59)	(0.71)	$5.92	(20.01)%	1.25%	1.65%	46%	$49,497
2019	$8.65	0.12	0.15	0.27	(0.12)	(0.71)	(0.83)	$8.09	3.63%	1.23%	1.45%	48%	$80,120
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
C Class
2022	$9.13	0.05	0.91	0.96	(0.05)	(1.09)	(1.14)	$8.95	11.15%	2.01%	0.52%	41%	$9,886
2021	$5.81	0.07	3.46	3.53	(0.07)	(0.14)	(0.21)	$9.13	61.27%	2.00%	0.88%	53%	$9,212
2020	$7.95	0.07	(1.56)	(1.49)	(0.06)	(0.59)	(0.65)	$5.81	(20.58)%	2.00%	0.90%	46%	$10,340
2019	$8.51	0.06	0.14	0.20	(0.05)	(0.71)	(0.76)	$7.95	2.92%	1.98%	0.70%	48%	$20,369
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
R Class
2022	$9.31	0.10	0.93	1.03	(0.10)	(1.09)	(1.19)	$9.15	11.70%	1.51%	1.02%	41%	$254,460
2021	$5.92	0.10	3.54	3.64	(0.11)	(0.14)	(0.25)	$9.31	62.15%	1.50%	1.38%	53%	$237,129
2020	$8.10	0.11	(1.60)	(1.49)	(0.10)	(0.59)	(0.69)	$5.92	(20.31)%	1.50%	1.40%	46%	$146,876
2019	$8.65	0.10	0.15	0.25	(0.09)	(0.71)	(0.80)	$8.10	3.50%	1.48%	1.20%	48%	$175,855
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$9.34	0.16	0.94	1.10	(0.17)	(1.09)	(1.26)	$9.18	12.45%	0.81%	1.72%	41%	$2,618
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$2,281
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$1,324
2019	$8.67	0.18	0.13	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$1,692
2018(3)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(4)	1.78%(4)	35%(5)	$5
R6 Class
2022	$9.34	0.18	0.93	1.11	(0.18)	(1.09)	(1.27)	$9.18	12.61%	0.66%	1.87%	41%	$107,011
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$93,724
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.59)%	0.65%	2.25%	46%	$120,598
2019	$8.67	0.18	0.15	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$234,991
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	68	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	68	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	68	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	68	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	68	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2022.

For corporate taxpayers, the fund hereby designates $55,689,251, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $85,941,125 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $186,137,450, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $14,439,332 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 2205

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $181,090
FY 2022: $117,220

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $0
FY 2022: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 25, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2022